UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

BAUSCH HEALTH COMPANIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Statement and Notice of Special Meeting of Shareholders

BAUSCH+ Health

Ambition & Purpose

Ambition

Our **ambition** is to be a globally integrated and innovative healthcare company, trusted and valued by patients, HCPs, employees and investors.

Purpose

Our **purpose** is enriching lives through our relentless drive to deliver better health outcomes.

Everyone deserves better health.

Values

Our **values** guide us to deliver on our commitments.

Principled-leaders
We are trustworthy, respectful and do the right thing.

Problem-solvers
We are perceptive, adaptive and action-oriented.

Creative-thinkers
We are imaginative, proactive and have an eye for possibilities.

Result-seekers
We are disciplined, focused and take responsibility.

BAUSCH Health

2150 Saint Elzéar Blvd. West
Laval, Québec H7L 4A8 Canada

August 27, 2025
Dear Fellow Shareholder,
On behalf of the Board of Directors of Bausch Health Companies Inc. (the “Company”), you are cordially invited to attend the Special Meeting of shareholders of the Company to be held via live webcast at www.virtualshareholdermeeting.com/BHC2025SM, on October 7, 2025, at 9:00 A.M., Eastern Time (the “Special Meeting”).
The attached Notice of the Special Meeting (the “Notice”) and proxy statement (“Proxy Statement”) describe the business that will be transacted at the Special Meeting. There will not be a physical location for the Special Meeting. You will be able to attend the Special Meeting online, vote your shares electronically, and submit your questions during the meeting by registering in at www.virtualshareholdermeeting.com/BHC2025SM. Directors and officers of the Company will be available at the Special Meeting to respond to any questions that you may have regarding the business to be transacted.
As announced on April 14, 2025, the Company recently adopted a shareholder rights plan (the “Rights Plan”). The Rights Plan is intended to ensure that all our shareholders are treated equally and fairly in connection with any unsolicited take-over bid or other acquisition of control of the Company. To be clear, the Rights Plan does not prevent take-overs; rather it encourages potential acquirors of control to make take-over bids by means of a permitted bid under the Rights Plan, which shareholders may tender to regardless of the acceptability of the bid to the Board or to approach the Board to negotiate a mutually acceptable transaction.
The Rights Plan is similar to the shareholder rights plans adopted by other Canadian public companies. We encourage you to read the additional details in the Proxy Statement on the Rights Plan and its purpose.
The Company’s Board of Directors has determined that the proposal, ratifying, confirming and approving the shareholder rights plan, to be presented to the shareholders at the Special Meeting is in the best interests of the Company and its stockholders and recommends and urges you to vote ‘FOR’ the proposal set forth in this Proxy Statement. If any other business is properly presented at the Special Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board.
We encourage you to attend the Special Meeting online, but if you are unable to attend, it is important that you vote in advance via the Internet or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your participation is appreciated. If you have any questions or need help with voting, please contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-855-682-9437 (toll-free in North America) or 1-437-561-5036 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com.
On behalf of the Board of Directors and all the employees of the Company, we thank you for your continued support.
Sincerely,

/s/ John Paulson

John Paulson
Chairperson of the Board

Notice of
Special Meeting of
Bausch Health
Companies Inc.
(the “Company”)
Date and Time
Tuesday, October 7, 2025
9:00 a.m. (Eastern Time)
Place
Meeting via the Internet. Please visit:
www.virtualshareholder
meeting.com/BHC2025SM
YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the proxy statement you received in the mail, the section titled “Questions About Voting” on page 16 of this proxy statement, or if you requested to receive printed proxy materials, your enclosed proxy card.
If you have any questions or need help with voting, please contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-855-682-9437 (toll-free in North America) or 1-437-561-5036 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com.
TO OUR SHAREHOLDERS
Purpose of the Special Meeting

Approve an ordinary resolution ratifying, confirming and approving the adoption of the Company’s Amended and Restated Shareholder Rights Plan.
Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of the Company’s Common Shares as of the close of business on August 18, 2025 are entitled to notice of, and to vote at, the Special Meeting. This Proxy Statement is first being mailed to our shareholders on or about August 27, 2025.
IMPORTANT NOTICE regarding the Availability of Proxy Materials for the Special Meeting to be held on October 7, 2025: This Proxy Statement is available free of charge on the Company’s website at bauschhealth.com.
By Order of the Board of Directors,
/s/ Seana Carson
Seana Carson
Executive Vice President, General Counsel
August 27, 2025
2150 Saint Elzéar Blvd. West
Laval, Québec H7L 4A8 Canada

MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT
This Management Proxy Circular and Proxy Statement (“Proxy Statement”) contains information about the Special Meeting of Shareholders of Bausch Health Companies Inc., which will be conducted in an exclusively virtual format via a live internet webcast at www.virtualshareholdermeeting.com/BHC2025SM at 9:00 a.m., Eastern Time, on Tuesday, October 7, 2025, and at any adjournments or postponements thereof (the “Special Meeting” or “Meeting”), for the purposes set forth in this Proxy Statement and in the accompanying Notice of Special Meeting of Shareholders. In this document, the words “the Company,” “Bausch Health,” “we,” “our,” “ours,” “us” and similar terms refer only to Bausch Health Companies Inc. and not to any other person or entity. Unless otherwise indicated, the statistical and financial data contained in this Proxy Statement are as of August 27, 2025.
We are providing you with this Proxy Statement and related materials in connection with the solicitation of proxies by our management. See the section titled “Voting & Other Information — Proxy Solicitation” on page 14 for additional information.
On August 27, 2025, we will begin mailing the proxy materials to all shareholders as of the record date of August 18, 2025 and post our proxy materials on the System for Electronic Data Analysis and Retrieval (“SEDAR+”) at www.sedarplus.ca, and on the United States Securities and Exchange Commission’s system for Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) at www.sec.gov.
All properly executed written proxies, and all properly completed proxies submitted via the internet or by telephone or mail, which are delivered pursuant to, and which appoint Thomas J. Appio and Seana Carson, or each of them, each with the power to appoint his or her substitute, as proxyholders in accordance with, this solicitation will be voted at the Special Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the Special Meeting.
This Proxy Statement is available at: www.proxyvote.com.
This Proxy Statement contains information regarding, among other things:
•	the date and time of the Meeting;
•	instructions for accessing the live internet webcast of the Meeting;
•	a list of the proposals being submitted to shareholders for approval; and
•	information concerning voting.
Whether or not you plan to attend the Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present at the Meeting. If you vote your proxy or follow the instructions for voting from the voting instruction form, you may nevertheless attend, and vote your Common Shares during, the live webcast of the Meeting by using the 16-digit control number on the proxy statement, proxy card or voting instruction form. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement. If you have any questions or need help with voting, please contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-855-682-9437 (toll-free in North America) or 1-437-561-5036 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com.

Bausch Health Companies Inc. | 1

Summary of Board Recommendations
Our Board of Directors (the “Board”) recommends that you vote:

FOR	the approval of the ordinary resolution ratifying, confirming and approving the adoption of the Company’s Amended and Restated Shareholder Rights Plan

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

Bausch Health Companies Inc. | 2

PROPOSAL NO. 1
RATIFICATION, CONFIRMATION AND
APPROVAL OF THE RIGHTS AGREEMENT
BACKGROUND AND PURPOSE OF THE RIGHTS PLAN
On April 14, 2025, the Board adopted a shareholder rights plan (the “Rights Plan”) and authorized the Company to enter into a shareholder rights plan agreement (the “ Rights Agreement”). The Rights Agreement will be amended and restated following the Special Meeting to remove provisions related to a director appointment and nomination agreement that terminated on August 15, 2025.
The Rights Plan is similar to shareholder rights plans adopted by other Canadian public companies.
The adoption of the Rights Plan must be ratified and confirmed by the holders of the Company’s Common Shares (as defined below) at the Meeting to continue to have effect after the Meeting and reconfirmed at every third annual meeting of shareholders thereafter.
The objective of the Rights Plan is to ensure that all our shareholders are treated equally and fairly in connection with any unsolicited take-over bid or other acquisition of control of the Company.
The Rights Plan is also intended to, among other things:
(i)
prevent, to the extent possible, an unsolicited or hostile acquiror from obtaining control through a creeping take-over of the Company (i.e., the acquisition of effective control through a number of purchases exempt from the Canadian take-over bid rules over time), including by way of private acquisitions using the private agreement exemption from the Canadian take-over bid rules or other transactions exempt from the take-over bid rules under applicable Canadian securities laws; and

(ii)
protect against unsolicited or hostile acquirors entering into auction-preventing “hard” lock-up agreements whereby existing shareholders commit to tender their shares to a take-over bid, that are either irrevocable or revocable but subject to limited termination conditions.

Recommendation of the Board

The Board recommends that shareholders vote “FOR” the approval of the ordinary resolution ratifying, confirming and approving the adoption of the Company’s Amended and Restated Shareholder Rights Plan.
The Board believes that the Rights Plan is consistent with current Canadian corporate governance best practices and institutional investor guidelines. The Rights Plan is not intended to prevent a take-over of the Company. The Rights Plan is not being adopted in response to any specific proposal to acquire control of the Company, and the Board is not aware of any pending or threatened take-over bid for the Company.

Bausch Health Companies Inc. | 4

The Rights Plan does not prevent take-overs; rather it encourages potential acquirors of control to make take-over bids by means of a Permitted Bid (as defined below), which shareholders may tender to regardless of the acceptability of the bid to the Board or to approach the Board to negotiate a mutually acceptable transaction. The Rights Plan does not diminish the duty of the Board to act honestly and in good faith with a view to the best interests of the Company, or to consider on that basis any take-over bid that is made; nor does the Rights Plan alter the proxy mechanism to change the Board, create dilution on the initial issue of the Rights (as defined below), or change the way in which our Common Shares trade.
The Rights Plan attempts to address certain concerns that exist in the current legislation governing take-over bids in Canada. Under current securities legislation, an offeror, through so-called creeping take-overs, may obtain control or effective control of a corporation without paying full value, without obtaining shareholder approval and without treating all shareholders equally. For example, an acquiror could acquire blocks of shares by private agreement from one or a small group of shareholders at a premium to market price, which premium would not be shared by the other shareholders. In addition, a person could slowly accumulate shares through stock exchange acquisitions that may result, over time, in an acquisition of control or effective control without paying a control premium or fair sharing of any control premium among shareholders.
Under the Rights Plan, to qualify as a Permitted Bid, any offer to acquire 20% or more of the Common Shares must be made to all shareholders. As set forth in detail below, the Rights Plan discourages creeping take-overs by creating the potential that any Common Shares that may be acquired or held by a take-over acquiror will be significantly diluted if not acquired in a manner permitted by the Rights Plan. The potential for significant dilution to the holdings of such an acquiror can occur as the Rights Plan provides that upon a Flip-In Event (as defined below), all shareholders that are not related to the acquiror will be entitled to exercise Rights issued to them under the Rights Plan and to acquire Common Shares at a substantial discount to prevailing market prices; however, the acquiror and the persons related to the acquiror will not be entitled to exercise any Rights under the Rights Plan.
The Rights Plan also has the effect of freezing the concentration of ownership in the Company by certain large shareholders (a “Grandfathered Person”), if any, who were the Beneficial Owners (as defined below) of more than 20% of the outstanding Voting Shares (as defined below) determined as at the Record Time (as defined in the Rights Agreement).
SHAREHOLDER APPROVAL
The Toronto Stock Exchange (the “TSX”) has conditionally accepted the Rights Plan. Final acceptance of the Rights Plan by the TSX is subject to, among other customary conditions, the Rights Agreement being confirmed by a simple majority of the votes cast at the Meeting, whether in person or by proxy, in favor of the Rights Plan resolution by: (i) all shareholders of the Company; and (ii) all shareholders of the Company, excluding the votes of any Grandfathered Person. The Rights Agreement also provides that in order to remain effective it must be confirmed by a majority of votes cast by Independent Shareholders (as defined in the Rights Plan) who vote in respect of such confirmation at a meeting of shareholders.
Accordingly, to remain effective, the Rights Plan resolution must be confirmed and approved by a simple majority of the votes cast at the Meeting, whether in person or by proxy, in favor of the Rights Plan resolution by: (i) all shareholders of the Company; (ii) all shareholders of the Company, excluding the votes of any Grandfathered Person; and (iii) all Independent Shareholders (as defined in the Rights Agreement).
As of the date of this Proxy Statement, the Company is not aware of any shareholder that is a Grandfathered Person or that would not be considered an Independent Shareholder.

Bausch Health Companies Inc. | 5

At the Meeting, shareholders will be asked to pass the following ordinary resolution ratifying, confirming and approving the Rights Agreement, subject to such amendments, variations or additions as may be approved at the Meeting:
“BE IT RESOLVED THAT:
1.
the Shareholder Rights Plan Agreement, dated as of April 14, 2025, between the Company and TSX Trust Company, to be amended and restated as set out in Appendix A to the Proxy Statement of the Company dated August 27, 2025, is hereby ratified, confirmed and approved; and

2.
any one director or officer of the Company is hereby authorized and directed for and in the name of and on behalf of the Company to execute or cause to be executed and to deliver or cause to be delivered all such documents, and to do or cause to be done all such acts and things, as in the opinion of such director or officer may be necessary or desirable in order to carry out the terms of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents or the doing of any such act or thing.”

If shareholder ratification, confirmation and approval is obtained at the Meeting, the Rights Plan will remain in effect and will require reconfirmation at every third annual shareholders’ meeting thereafter. If shareholder confirmation is not obtained at the Meeting, the Rights Agreement and all Rights issued thereunder will terminate and cease to be effective at that time.
Summary of the Principal Terms and Conditions of the Rights Agreement
The following summary of terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Rights Agreement attached hereto as Appendix A. A copy of the Rights Agreement is also available on SEDAR+ at http://www.sedarplus.ca and EDGAR at http://www.sec.gov. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Rights Agreement.
Issuance of Rights
Pursuant to the Rights Agreement, one right (each, a “Right”) was issued for each outstanding Voting Share (as defined below) of the Company as at 12:01 a.m. (Toronto time) on April 14, 2025 (the “Record Time”), and one Right shall be issued for each Voting Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below).
The Rights Agreement sets out which Persons shall be deemed to be the “Beneficial Owner” of and to have “Beneficial Ownership” of and to “Beneficially Own” securities, generally being:
(i)	any securities as to which such Person (or any of such Person’s associates or affiliates) is the owner at law or in equity;
(ii)	certain securities as to which such Persons has the right to become the owner at law or in equity, whether such right is exercisable immediately or within a period of 60 days thereafter, and
(iii)	any securities that are subject to a lock-up agreement.
The Rights Agreement also sets out those circumstances in which a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security.
The Rights
The Rights attach to any Common Shares (as defined below) and other securities of the Company that allow holders to vote in the election of the Board (collectively, “Voting Shares”, and each, a “Voting Share”) which are issued and outstanding at the Record Time, and to any Voting Shares issued after the Record Time and prior to the earlier of the Separation Time and the Expiration Time.

Bausch Health Companies Inc. | 6

Certificates representing Voting Shares issued prior to the earlier of the Separation Time and the Expiration Time will also evidence one Right for each Voting Share and, following the effective date of the Rights Agreement, will include a legend referencing the Rights Agreement. Voting Shares issued and registered in Book Entry Form will similarly evidence, in addition to Voting Shares, one Right for each Voting Share, and the registration record of such Voting Shares will include a legend referencing the Rights Agreement (adapted accordingly as the Rights Agent may reasonably require).
Exercise Price; Exercise Rights; Detachment of Rights
Subject to certain adjustments, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one common share of the Company, including any future subdivisions, consolidations, reclassifications or changes (collectively, “Common Shares”, and each, a “Common Share”), for the “Exercise Price”, which (subject to any adjustments under the Rights Agreement) is defined as:
•
until the Separation Time, an amount equal to three times the average of the daily closing prices per Common Share over the 20 consecutive trading days before the date of determination, per Common Share (the “Market Price”); and

•	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share.
The Rights are not exercisable until the Separation Time, which occurs, subject to certain exceptions, at the Close of Business on the tenth trading day after the earlier of (as the case may be, the “Separation Time”):
•
the first date of public announcement or disclosure by the Company or an “Acquiring Person”, which is defined a Person (and including such Person’s Affiliates or Associates) who legally or equitably owns, or has the right to become the owner within 60 days, of 20% or more of the then-outstanding Voting Shares (subject to certain exceptions, including those described below), of facts indicating that a Person has become an Acquiring Person (the “Share Acquisition Date”);

•
the date of the commencement of, or first public announcement or disclosure of the intent of any Person (other than the Company or any subsidiary thereof) to commence, a Take-over Bid (other than other than a Permitted Bid or Competing Permitted Bid, so long as such Take-over Bid continues to satisfy the requirements of a Permitted Bid or Competing Permitted Bid); and

•
the date on which a Permitted Bid or Competing Permitted Bid ceases to qualify as a Permitted Bid or Competing Permitted Bid, as applicable, or such later date as may be determined by the Board in good faith.

An “Acquiring Person” does not include:
•	the Company or any subsidiary thereof;
•	any Person (subject to certain limitations) who becomes the Beneficial Owner of 20% or more of the then outstanding Voting Shares as a result of any one or a combination of:
•
an acquisition or redemption by the Company of Voting Shares and/or Convertible Securities which, by reducing the then-total number of outstanding Voting Shares or Convertible Securities, increases the proportionate percentage of Voting Shares Beneficially Owned by any Person;

•	the purchase of Voting Shares and/or Convertible Securities under a Permitted Bid or Competing Permitted Bid (a “Permitted Bid Acquisition”);
•
an acquisition by a Person of Voting Shares and/or Convertible Securities (i) in respect of which the Board has waived the application and consequences of a transaction pursuant to which any Person becomes an Acquiring Person (a “Flip-in Event”); (ii) made as an intermediate step in a series of related transactions in connection with an acquisition by the Company or one of its subsidiaries of a Person or assets (subject to certain requirements); or (iii) through an amalgamation, merger, arrangement, business combination or other similar transaction that has been approved by the Board and that is conditional upon shareholder approval (each such acquisition, an “Exempt Acquisition”);

•
an acquisition by a Person of Voting Shares through the purchase, exercise, conversion or exchange of Convertible Securities that were acquired or received by such Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition (as defined below); or

Bausch Health Companies Inc. | 7

•
an acquisition by a Person of Voting Shares and/or Convertible Securities pursuant to: (i) a prescribed dividend reinvestment plan; (ii) a stock dividend, stock split or other event pursuant to which such Person becomes the Beneficial Owner of Voting Shares and/or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class or series; (iii) the acquisition or exercise of rights to purchase Voting Shares and/or Convertible Securities that are distributed directly by the Company to such Person as part of a rights offering to all holders of a specific class or series of securities; or (iv) a distribution of Voting Shares and/or Convertible Securities made pursuant to a prospectus or by way of a private placement or a conversion or exchange of any Convertible Security; provided, however, in each case, that such Person does not thereby acquire a greater percentage of Voting Shares or Convertible Securities than they owned prior to the acquisition (each such acquisition, a “Pro Rata Acquisition”);

•
for a period of 10 days following the Disqualification Date (as defined below), any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares due to disqualification from relying on certain Beneficial Owner exceptions solely because such Person is making or has announced a current intention to make a Take-over Bid (the “Disqualification Date”), unless such disqualified Person, during such 10-day period, acquires an additional 1% or more of the then-outstanding Voting Shares;

•
an underwriter or a member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Company pursuant to a prospectus or by way of a private placement; or

•
a Person who owns more than 20% of the outstanding Voting Shares at the Record Time; provided, however, that this exception ceases if such Person, after the Record Time, (i) ceases to own more than 20% of the outstanding Voting Shares or (ii) becomes the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more than 1% of the number of Voting Shares outstanding as at the Record Time (subject to certain exceptions).

Until the Separation Time, each Right will be evidenced by the certificate for the associated Voting Share registered in the name of the holder, or by Book Entry Form for the associated Voting Share, and will be transferable only together with such Voting Share. From and after the Separation Time and prior to the Expiration Time, the registration and transfer of Rights will be separate from and independent of Voting Shares.
Permitted Bid
Pursuant to the Rights Agreement, a Permitted Bid is defined as a Take-over Bid made by an Offeror to all shareholders of the Company (excluding the Offeror) by way of a take-over bid circular; provided, however, that the Take-over Bid must remain open for at least 105 days (or such permitted shorter minimum period) and Voting Shares and/or Convertible Securities (which are defined as securities issued by the Company that allow the holder to acquire Voting Shares or other securities that can be converted into Voting Shares) can only be taken up if more than 50% of the Voting Shares held by Independent Shareholders have been deposited and not withdrawn. Such Take-over Bid must allow for shareholders of the Company to tender or withdraw their securities at any time before they are taken up and paid for. If the condition that more than 50% of the Voting Shares held by Independent Shareholders have been deposited is met, the Offeror must publicly announce that fact and have the Take-over Bid remain open for deposits for at least 10 days from the date of such public announcement. If a Take-over Bid fails to meet any such conditions at any time, it ceases to be a Permitted Bid.
Competing Permitted Bid
The Rights Agreement defines a Competing Permitted Bid as a Take-over Bid made after a Permitted Bid or another Competing Permitted Bid and before the expiry, termination or withdrawal of such Permitted Bid or Competing Permitted Bid. A Competing Permitted Bid is subject to the same criteria as a Permitted Bid, other than the 105-day minimum deposit period requirement. A Competing Permitted Bid must include a condition that no securities will be taken up or paid for pursuant to such Take-over Bid prior to the Close of Business on the last day of the minimum initial deposit period that such Take-over Bid must remain open for deposits of securities thereunder pursuant to National Instrument 62-104 - Take-Over Bids and Issuer Bids after the date of the Take-over Bid constituting the Competing Permitted Bid. If a Take-over Bid fails to meet any such conditions at any time, it ceases to be a Competing Permitted Bid.

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Expiration Time
The Rights will expire on the earlier of (as the case may be, the “Expiration Time”):
•
the time at which the right to exercise Rights terminates as a result of the Board redeeming all outstanding Rights or waiving the application and consequences of a Flip-in Event, subject to certain consent requirements and conditions; and

•
the Close of Business on that date on which a “Reconfirmation Meeting” occurs and at which the Rights Agreement is not reconfirmed or presented for reconfirmation. A Reconfirmation Meeting is defined as every third annual meeting of the Company during which the Rights Agreement must be reconfirmed by a majority vote of the Company’s Independent Shareholders.

Flip-in Event
Subject to certain exceptions, in the event that prior to the Expiration Time a Flip-in Event occurs, each holder of a Right (other than the Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void), will have the right to purchase, for the Exercise Price, a number of Common Shares having a value equal to two times the Exercise Price, effective from and after the Close of Business on the tenth trading day following the Share Acquisition Date.
Adjustments to Exercise Price; Number of Rights
The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to customary anti-dilution adjustments, as described in the Rights Agreement.
With certain exceptions, no adjustment in the Exercise Price will be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price. No fractional Rights will be issued and, in lieu thereof, an adjustment in cash will be made based on the Market Price of one Common Share at the date of such exercise.
Redemption
At any time prior to the later of the Share Acquisition Date and the Separation Time, the Board may elect, subject to the prior consent of the holders of Voting Shares or Rights, to redeem all but not less than all of the then-outstanding Rights at a redemption price of $0.00001 per Right, subject to adjustment in a manner and under the circumstances analogous to the adjustment applicable to the Exercise Price (the “Redemption Price”). If the Board elects or is deemed to have elected to redeem the Rights, the right to exercise the Rights will immediately terminate and the only right of the holders of such Rights will be to receive the Redemption Price.
Amendments
Subject to certain limitations, the Company may from time to time amend, supplement, restate or delete provisions of the Rights Agreement with the prior consent of the shareholders of the Company or holders of the Rights; provided, however, that amendments, supplements, restatements or deletions made for the purposes of complying with changes in any applicable legislation, regulations or rules, or to correct clerical or typographical errors do not require such prior approval but shall be subject to subsequent ratification by the shareholders of the Company or the holders of Rights.
Miscellaneous
No holder of any Rights will be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of Rights.

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INTEREST OF CERTAIN PERSONS
Interest of Certain Persons or Companies in Matters to be Acted Upon
Other than as disclosed elsewhere in this Proxy Statement in respect of the Rights attached to each of the outstanding Common Shares, none of the current directors or executive officers, none of the persons who have been directors or executive officers since the commencement of the last completed financial year and no associate or affiliate of any of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Special Meeting.

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OWNERSHIP OF THE COMPANY’S SECURITIES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares owned beneficially by holders of more than 5% of our outstanding Common Shares as of August 18, 2025 (unless otherwise noted).

Identity of Owner or Group	Number of Shares and Nature of Beneficial Ownership	Percentage of Class(1)
Paulson & Co. Inc. 15 Exchange Place Jersey City, NJ 07302	70,755,869(2)	19.13%
Mr. Alex Meruelo 2500 E. Second Street, Reno, Nevada 89595, Attention: Management Office	36,613,058(3)	9.90%
GoldenTree Asset Management, L.P. 300 Park Avenue, 21st Floor, New York, NY 10022	35,243,712(4)	9.53%
Nomura Holdings, Inc. 13-1, Nihonbashi 1-chome, Chuo, Ku Tokyo, 103-8645, Japan	21,495,000(5)	5.81%

This table is based upon information supplied by the principal shareholders, filings with the SEC, and filings on SEDAR+ and on the Canadian System for the Electronic Disclosure by Insiders. Unless otherwise indicated in the footnotes to this table, we believe that the shareholders named in the table have sole voting and investment power with respect to the Common Shares indicated as beneficially owned.
(1)	Based on 369,800,365 Common Shares outstanding on August 18, 2025.
(2)
Based on information contained in a Schedule 13D/A filed on behalf of Paulson & Co., Inc., an entity affiliated with John Paulson, on August 14, 2025, it has sole voting and dispositive power with respect to 70,755,869 Common Shares. According to information provided to the Company by Paulson & Co., Inc., Mr. Paulson may be deemed an indirect beneficial owner of these Common Shares, which are directly owned by investment funds which he manages. Mr. Paulson disclaims beneficial ownership of these Common Shares, except to the extent he has a pecuniary interest therein.

(3)
Based on the information contained in a Schedule 13G filed by Mr. Alex Meruelo with the SEC on August 30, 2024. Mr. Meruelo may be deemed to beneficially own 36,613,058 Common Shares, consisting of (i) 35,637,089 shares held for the account of the Alex Meruelo Living Trust dated August 6, 1996, of which Mr. Meruelo is the sole trustee, (ii) 728,900 shares held for the account of Monterey Insurance Company, Inc., of which Mr. Meruelo is the sole shareholder, (iii) 175,000 shares in the account of Liset Meruelo, the spouse of Mr. Meruelo, (iv) 5,000 shares in the joint account of Liset Meruelo and her mother, (v) 20,974 shares in the account of Alexander Meruelo, an adult child of Mr. Meruelo, (vi) 31,095 shares in the account of Alexis Meruelo, an adult child of Mr. Meruelo and (vii) 15,000 shares in the account of Lisette Meruelo, an adult child of Mr. Meruelo. Mr. Meruelo disclaims ownership of the Common Shares held in the accounts of Liset Meruelo and her mother, and his adult children.

(4)
Based on information contained in an amendment to Schedule 13G filed by GoldenTree Asset Management LP (“GT LP”), GoldenTree Asset Management LLC (“GT LLC”) and Steven A. Tananbaum on August 14, 2025, as of that date each of GT LP and GT LLC may be deemed to beneficially own an aggregate of 34,254,889 Common Shares and Mr. Tananbaum may be deemed to beneficially own an aggregate of 35,243,712 Common Shares (including 988,823 Ordinary Shares as to which Mr. Tananbaum is the

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holder of record). According to the Schedule 13G, the Common Shares reported include 34,254,889 Common Shares held of record by certain managed accounts (collectively, the “Accounts”) for which GT LP serves as investment manager. In addition, Mr. Tananbaum is the managing member of GT LLC, which is the general partner of GT LP. As a result of these relationships, each of GT LP, GT LLC and Mr. Tananbaum may be deemed to share beneficial ownership of the securities held of record by the Accounts.
(5)
Based on information in a Form 13F filed by Nomura Holdings, Inc., Nomura Securities International Inc., Nomura International PLC, and Nomura Global Financial Products, Inc. with the SEC on August 18, 2025, such entities share voting power and dispositive power with respect to an aggregate of 21,495,000 Common Shares.

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OWNERSHIP OF MANAGEMENT
The following table sets forth, as of August 18, 2025 (unless otherwise noted below), certain information regarding the beneficial ownership of our Common Shares and the percentage of Common Shares beneficially owned by (i) each director; (ii) each executive officer; and (iii) all directors and current executive officers as a group. None of the shares held by directors and executive officers included in the table are pledged as security.

Name of Director / Officer	Shares Owned	Right to Acquire	Total Shares of Common Stock Beneficially Owned(5)	Percentage of Class (6)
Thomas J. Appio	627,220	852,455(2)	1,479,675	*
Seana Carson	157,806	312,735(2)(3)	470,541	*
Jean-Jacques Charhon	99,613	0	99,613	*
Christian A. Garcia	0	35,360(4)	35,360	*
Michael Goettler	0	0	0	*
Sarah B. Kavanagh	0	146,652(4)	146,652	*
Frank D. Lee	35,360	0	35,360	*
Sandra Leung	0	0	0	*
Aimee J. Lenar	25,381	0	25,381	*
Richard C. Mulligan, Ph.D.	101,269	0	101,269	*
John A. Paulson	70,756,089(1)	287,092(4)	71,043,181	19.21%
Robert N. Power	6,601	193,775(4)	200,376	*
Amy B. Wechsler, M.D.	106,597	103,443(4)	210,040	*
Directors and current executive officers of the Company as a group (13 persons)			73,847,448	19.97%

*	Less than 1% of the outstanding Common Shares.
(1)
Mr. Paulson may be deemed an indirect beneficial owner of these Common Shares, which are directly owned by investment funds which he manages. Mr. Paulson disclaims beneficial ownership of these Common Shares, except to the extent he has a pecuniary interest therein. The amount reported also includes 220 Common Shares owned indirectly as a Uniform Gift to Minors Act custodian for minor children.

(2)
The amounts reported include the following stock options that are currently exercisable: Mr. Appio, 852,455; and Ms. Carson, 216,833. Mr. Appio’s currently exercisable stock options consist of the following: 565,330 options with an exercise price of $24.17 per share; 81,873 options at $24.77 per share; 65,923 options at $15.32 per share; 62,004 options at $23.16 per share; 47,151 options at $32.56 per share; and 30,174 options at $14.38 per share. Ms. Carson’s currently exercisable stock options consist of: 124,372 options with an exercise price of $24.17 per share; 82,117 options at $9.25 per share; 18,115 options at $24.77 per share; 11,360 options at $32.56 per share; 4,246 options at $23.16 per share; and 3,996 options at $23.92 per share.

(3)
The amounts reported include Common Shares scheduled to vest within 60 days of August 27, 2025, pursuant to Restricted Share Units (RSUs) awards, without giving effect to any shares that may be withheld to satisfy applicable tax withholding obligations, as follows: Ms. Carson, 95,902.

(4)
The amounts reported represent either or both of the following: (i) director fees paid in RSUs, pursuant to the election of the applicable director to defer such fees; and (ii) annual grants of RSUs, for which delivery of Common Shares underlying the RSUs was deferred pursuant to the election of the applicable director.

(5)
This table is based on information supplied by the individuals identified above. We believe that Common Shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property, which either spouse may manage and control, and we have no information as to whether any Common Shares shown in this table are subject to community property laws.

(6)
Applicable percentage ownership is based on 369,800,365 Common Shares outstanding on August 18, 2025. In computing the number of Common Shares beneficially owned by a person and the percentage ownership of that person, we deemed outstanding all Common Shares subject to options, warrants, rights or conversion privileges held by that person that are currently exercisable or exercisable within 60 days of August 27, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Under Rule 13d-3 of the SEC, certain Common Shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the Common Shares).

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VOTING & OTHER INFORMATION
COMMUNICATION WITH THE BOARD OF DIRECTORS
Shareholders and other interested parties may contact the Company’s directors or independent directors in writing, as a group or individually, by directing their correspondence to the attention of Bausch Health Investor Relations, Bausch Health Companies Inc., 2150 Saint Elzéar Blvd. West, Laval, Québec, H7L 4A8, Canada or via email to ir@bauschhealth.com. Shareholders and other interested parties may also contact the Company’s directors by calling the Company’s helpline in the United States and Canada at 877-281-6642. Additional international telephone numbers are included in our Business Ethics Reporting Policy, which is available on our website at www.bauschhealth.com (under the tab “Investors” and under the subtab “Corporate Governance – Governance Documents”). The Corporate Secretary will log incoming information and forward appropriate messages promptly to the director(s). Communications are distributed to the Board or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communication.
Certain items that are unrelated to the duties and responsibilities of the Board will not be distributed to the Board, such as mass mailings, product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is inappropriate or unsuitable will be excluded, with the provision that any communication that is excluded must be made available to any non-employee director upon request.
Communications that include information better addressed by the Audit and Risk Committee will be addressed directly by that Committee.
PROXY SOLICITATION
We will bear the entire cost of solicitation, including the preparation, assembly, internet hosting, maintaining a dedicated call line and printing and mailing the Proxy Materials, including the management proxy circular and proxy statement and form of proxy card. In addition to soliciting proxies by telephone, internet and mail, directors, officers or employees of the Company may, without special compensation, solicit proxies in person, by telephone, telegraph, courier service, advertisement, telecopier or other electronic means. The Company has retained Kingsdale Advisors to provide a broad array of strategic advisory, governance, strategic communications, digital and investor campaign services on a global retainer basis in addition to certain fees accrued during the life of the engagement upon the discretion and direction of the Company. We will pay those entities holding Common Shares in the names of their beneficial owners, such as brokers, nominees, fiduciaries and other custodians for their reasonable fees and expenses in forwarding solicitation material to their beneficial owners and for obtaining their instructions. The Company will not send proxy-related materials directly to non-objecting beneficial shareholders. Shareholders may contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-855-682-9437 (toll-free in North America) or 1-437-561-5036 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com.
HOUSEHOLDING OF PROXY MATERIALS
Companies and intermediaries (e.g., brokers) are permitted under the SEC’s rules to satisfy the delivery requirements for proxy materials and annual reports with respect to two or more shareholders sharing the same address by delivering a single management proxy circular and proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

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A number of brokers with account holders who are our shareholders “household” our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the separate management proxy circular and proxy statement, as applicable, at the same address for the Meeting or for any future Special Meetings of Shareholders, additional copies will be provided promptly upon written or oral request to your broker, or by contacting us at Bausch Health Companies Inc., Attn: Investor Relations, 2150 Saint Elzéar Blvd. West, Laval, Québec H7L 4A8, Canada, telephone 514-856-3855 or toll-free at 877-281-6642. Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker.
ATTENDING THE MEETING
The Meeting will be conducted exclusively via live internet webcast. The Board and certain members of management, will dial into the webcast from remote locations.
What do I need to do if I wish to attend the Meeting?
The Meeting will be conducted in an exclusively virtual format via live internet webcast available. You will be able to access the Meeting using an internet connected device such as a laptop, computer, tablet or mobile phone, and the meeting platform will be supported across browsers and devices that are running the most updated version of the applicable software plugins. You will need your 16-digit control number located on the proxy card to enter the virtual Meeting as a shareholder.
Shareholders as of the record date can access and vote at the Meeting during the live webcast as follows:
1.
Log into www.virtualshareholdermeeting.com/BHC2025SM at least 15 minutes before the Meeting starts. You should allow ample time to check into the virtual Meeting and to complete the related procedures.

2.	Enter your 16-digit control number into the Shareholder Login section (your control number is located on your proxy card) and click on “Enter Here.”
3.	Follow the instructions to access the Meeting and vote when prompted.
Even if you currently plan to participate in the virtual Meeting, you should consider voting your shares in advance so that your vote will be counted in the event that you later decide not to attend, or are unable to access, the virtual Meeting. If you access and vote on any matter at the Meeting during the live webcast, then you will revoke any previously submitted proxy. Those accessing and voting at the virtual Meeting must remain connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure internet connectivity for the duration of the Meeting. There will be technical support phone numbers available on the virtual meeting website at www.virtualshareholdermeeting.com/BHC2025SM.
How do I ask a question at the Meeting?
We believe that the ability to allow shareholders or their proxyholders to participate in the Meeting in a meaningful way, including asking questions, remains important regardless of the virtual format of the Meeting. At the Meeting, shareholders and proxyholders will have an opportunity to ask questions at the meeting in writing by sending a message to the chair of the Meeting online through the virtual meeting platform. Questions received from shareholders or proxyholders which relate to the business of the Meeting are expected to be addressed in the question-and-answer session that will follow the Meeting. Such questions will be read by the chair of the Meeting or a designee of the chair and responded to by a representative of the Company as they would be at a shareholders meeting that was being held in person. As at an in-person meeting, to ensure fairness for all attendees, the chair of the Meeting will decide on the amount of time allocated to each question and will have the right to limit or consolidate questions and to reject questions that do not relate to the business of the Meeting or which are determined to be inappropriate or otherwise out of order. It is anticipated that shareholders and proxyholders will have substantially the same opportunity to ask questions on matters of business at the meeting as in past years when the Special Meeting of shareholders was held in person.

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QUESTIONS ABOUT VOTING
What decisions will the shareholders be making at the Meeting?
You will be asked to vote to approve the resolution ratifying the adoption of the Rights Agreement (Proposal No. 1).
The Board recommends that you vote FOR the approval of the resolution ratifying the adoption of the Rights Agreement.
In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.
A simple majority of votes cast at the Meeting, whether virtually, by proxy or otherwise, in favor of Proposal No. 1, will constitute approval of such proposal submitted to a vote.
What voting options are available with respect to the matters being voted upon at the Meeting?
•	With respect to the approval of the resolution ratifying the adoption of the Rights Agreement (Proposal No. 1), you may vote “For”, or “Against,” with respect to such proposal.
What is the effect if I do not cast my vote?
If a record shareholder does not cast its vote by proxy or in any other permitted fashion, no votes will be cast on its behalf on any of the items of business at the Meeting. If a non-record shareholder does not instruct its intermediary on how to vote on any of the items of business at the Meeting and the intermediary does not have discretionary authority to vote the non-record shareholder’s Common Shares on the matter, or elects not to vote in the absence of instructions from the non-record shareholder, no votes will be cast on behalf of such non-record shareholder with respect to such item (a “broker non-vote”). If you are a beneficial owner whose Common Shares are held of record by a broker authorized to trade on the New York Stock Exchange (“NYSE”). It is expected Proposal No.1, the approval of the resolution ratifying the adoption of the Rights Agreement, will not be considered a “routine” proposal, and therefore your broker will be unable to exercise discretionary authority to vote on Proposal No. 1. If you have further questions on this issue, please contact your intermediary bank or broker or Bausch Health Investor Relations at ir@bauschhealth.com.
Are shareholders able to exercise dissent rights with respect to the matters being voted upon at the Meeting?
Shareholders are not entitled to exercise dissent rights in respect of Proposal No.1.
What constitutes a quorum for the Meeting?
A minimum of two persons who either are, or represent by proxy, shareholders holding, in the aggregate, at least 25% of the outstanding Common Shares entitled to vote at the Meeting will constitute a quorum for the transaction of business at the Meeting. Broker non-votes will be counted for purposes of determining the presence of a quorum.
Who is entitled to vote?
Each shareholder is entitled to one vote for each Common Share registered in his or her name as of the close of business on August 18, 2025, the record date for the purpose of determining holders of Common Shares entitled to receive notice of and to vote at the Special Meeting.
As of August 18, 2025, 369,800,365 Common Shares were issued and outstanding and entitled to be voted at the Meeting.
How do I vote?
The voting process is different depending on whether you are a record (registered) or non-record shareholder:
•
You are a non-record shareholder if your Common Shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the Common Shares are registered in your intermediary’s name, and you are the beneficial owner. Most shareholders are non-record shareholders.

•	You are a record shareholder if your name appears in our share register.

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Non-record shareholders
If you are a non-record shareholder, you should receive voting instructions from your broker or other intermediary holding your shares. You should carefully follow the instructions provided by the broker or intermediary in order to instruct them how to vote your Common Shares. The availability of voting by telephone or internet, and the deadline for providing your broker or nominee with your voting instructions, will depend on the voting process of your broker or intermediary.
Your intermediary must receive your voting instructions in sufficient time for your intermediary to act on them prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) on Monday, October 6, 2025, or, in the case of any postponement or adjournment of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled or reconvened Meeting.
If you wish to vote your Common Shares online during the Meeting, you may do so by following the instructions provided during the webcast of the Meeting. Even if you plan to attend the virtual Meeting, we recommend that you vote before the Meeting by following the instructions provided by your broker or intermediary, so that your vote will be counted if you later decide not to, or are unable to, attend the Meeting.
Beneficial owners who do not object to their name being made known to the Company may be contacted by our proxy solicitors to assist in conveniently voting their Company Shares directly by telephone. The Company may also utilize the Broadridge QuickVoteTM service to assist such shareholders with voting their Company Shares.
Record shareholders
If you are a record shareholder, there are several ways for you to vote your Common Shares or submit your proxy:
Via the internet: Go to www.proxyvote.com and follow the instructions on the website. You will be prompted to provide the 16-digit control number printed on your proxy card. The internet voting service will be available until 11:59 p.m. (Eastern Daylight Time) on Monday, October 6, 2025.
By telephone: You may vote via telephone by calling toll free 1-800-690-6903. You will be prompted to provide the 16-digit control number printed on your proxy card). The telephone voting service will be available until 11:59 p.m. (Eastern Daylight Time) on Monday, October 6, 2025.
By mail: Complete, sign and date each proxy card you received, and return it in the prepaid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, United States. Broadridge must receive your proxy card not later than 11:59 p.m. (Eastern Daylight Time) on Monday, October 6, 2025 in order for your vote to be counted if sent in by mail. If the Meeting is adjourned or postponed, Broadridge must receive your proxy card at least 48 hours, excluding Saturdays, Sundays and applicable holidays, before the rescheduled or reconvened Meeting.
During the Meeting: You may vote your Common Shares online during the Meeting by following the instructions provided during the webcast of the Meeting. Even if you plan to attend the virtual Meeting, we recommend that you submit your proxy card or vote by telephone or internet by the above deadlines so that your vote will be counted if you later decide not to, or are unable to, attend the Meeting.
We provide internet proxy voting to allow you to vote your Common Shares via the internet, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
The Board, or the Chairperson of the Meeting may, at their discretion, accept late proxies or waive the time limit for deposit of proxies, but are under no obligation to accept or reject any late proxy.

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If you receive more than one set of proxy materials, your Common Shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions on each proxy card to ensure that all of your Common Shares are voted. If you have any questions or need help with voting, please contact Kingsdale Advisors, the Company’s strategic advisor by telephone at 1-855-682-9437 (toll-free in North America) or 437-561-5036 (text and call enabled outside North America), or by email at contactus@kingsdaleadvisors.com.
How do I appoint a proxyholder?
Your proxyholder is the person you appoint to cast your votes on your behalf at the Meeting. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated on your proxy card or voting instruction form, nor does it have to be a shareholder. Please ensure that the person you have appointed will be attending the virtual Meeting and has your Control Number and other information required in order to vote your Common Shares. Since the Meeting will take place virtually, the process for appointing another person as your proxyholder other than the persons we have designated, is different than it would be for an in person meeting.
If you wish to appoint such a person as your proxyholder and you are a record shareholder, you must follow the instructions on your proxy card. Non-record shareholders wishing to appoint such a person as their proxyholder must contact their intermediary for instructions.
How will my Common Shares be voted if I give my proxy?
If you sign and return a proxy card or voting instruction form and do not appoint a third-party proxyholder, or if you vote via the internet or by telephone in advance of the Meeting, you appoint Mr. Appio and Ms. Carson as your proxyholders (with full power of substitution), either of whom will be authorized to vote and otherwise act for you at the Meeting, including any if the Meeting is rescheduled or reconvened following a postponement or adjournment. Unless you specify voting instructions, Mr. Appio and Ms. Carson, as your proxyholders, will vote your Common Shares as follows:
•	FOR the approval of the resolution ratifying the adoption of the Rights Agreement
If I change my mind, can I revoke my proxy once I have given it?
If you are a non-record shareholder, you can revoke your prior voting instructions by contacting your broker to revoke your proxy or change your voting instructions, by providing new instructions to your broker or intermediary on a later date (if you provide your voting instructions by mail) or at a later time (if you provide your voting instructions by telephone or via the internet), or by voting at the Meeting. Any new voting instructions given to brokers or other intermediaries in connection with the revocation of proxies must be received in sufficient time to allow them to act on such instructions prior to the deadline for the deposit of proxies of 11:59 p.m. (Eastern Daylight Time) on Monday, October 6, 2025, or at least 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the time of the Meeting if it is rescheduled or reconvened. If you choose to provide voting instructions multiple times, only the latest one which is not revoked and is received prior to such deadline will be counted.
If you are a record shareholder, you may revoke any proxy that you have given until the time of the Meeting by voting again by telephone or via the internet as instructed above, by signing and dating a new proxy card and submitting it as instructed above, or by voting at the Meeting. If you choose to submit a proxy multiple times before the Meeting via the internet or by telephone or mail, or a combination thereof, only your latest vote, which is not revoked and is received prior to 11:59 p.m. (Eastern Daylight Time) on Monday, October 6, 2025 (or 48 hours, excluding Saturdays, Sundays and applicable holidays, before the Meeting if it is rescheduled or reconvened) will be counted. A record shareholder who votes during the Meeting will automatically revoke any proxy previously given by that shareholder regarding business considered by that vote. However, mere attendance at the Meeting by a record shareholder who has voted by proxy does not revoke such proxy. If your proxy is delivered following the proxy cut-off time it will revoke your previous proxy; however, it will not be valid for voting except at the discretion of the Board or the chairperson of the Meeting, who are under no obligation to accept or reject any late proxy.

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What if amendments are made to these proposals or if other matters are brought before the Meeting?
The proxy card also gives discretionary authority to proxyholders to vote as the proxyholders see fit with respect to amendments or variations to the proposals identified in the Notice of Meeting or other matters that may come before the Meeting whether or not the amendment, variation or other matter that comes before the Meeting is or is not routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested.
As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Common Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders, and in accordance with the rules of the SEC.
Whom should I contact if I have questions concerning the Proxy Statement or the proxy card?
If you have questions concerning the information contained in this Proxy Statement or require assistance in completing the proxy card, you may contact Bausch Health Investor Relations as provided above.
How can I contact the Company’s transfer agent?
You may contact the Company’s transfer agent by mail or by telephone (within Canada and the United States):
TSX Trust Company
301-100 Adelaide St West
Toronto, ON M5H 4H1
Canada
Email: shareholderinquiries@tmx.com
Fax: 888-249-6189
Phone (for all security transfer inquiries): 1-800-387-0825 or 416-682-3860
Website: www.tsxtrust.com
MISCELLANEOUS
If any other matters are properly presented for consideration at the Meeting, including, among other things, consideration of a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendation of the Board, the designated proxyholders intend to vote the Common Shares represented by the Proxies appointing them on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.
As of the date this Proxy Statement, the Board knows of no other matters which are likely to come before the Meeting.

By Order of the Board of Directors, John A. Paulson Chairperson of the Board
Laval, Québec, Canada August 27, 2025

WE WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF OUR MOST RECENT ANNUAL REPORT, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: CORPORATE SECRETARY, BAUSCH HEALTH COMPANIES INC., 2150 SAINT ELZÉAR BLVD. WEST, LAVAL, QUÉBEC H7L 4A8, CANADA. THE ANNUAL REPORT IS ALSO AVAILABLE FREE OF CHARGE ON THE COMPANY WEBSITE: WWW.BAUSCHHEALTH.COM.

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QUESTIONS?
NEED HELP
VOTING?
CONTACT US

North American
Toll Free Number

E-mail: contactus@kingsdaleadvisors.com

Fax: 416.867.2339
Toll Free Facsimile: 1.866.545.5580

Outside North America, Banks and Brokers
Call Collect or Text: 437.561.5036

APPENDIX A
AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT

BETWEEN

BAUSCH HEALTH COMPANIES INC.

AND

TSX TRUST COMPANY

Made as of August 25, 2025

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AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT
THIS AGREEMENT is made as of the 25th day of August, 2025 between:
BAUSCH HEALTH COMPANIES INC., a corporation subsisting under the laws of British Columbia (the “Corporation”)
and
TSX TRUST COMPANY, a trust company existing under the laws of Canada, and authorized to carry on the business of a trust company in each of the Provinces and Territories of Canada, as rights agent (the “Rights Agent”).
WHEREAS the Board of Directors, in the exercise of its fiduciary duties to the Corporation, has determined that it is in the best interests of the Corporation to adopt a shareholder rights plan to continue to ensure, to the extent possible, that all shareholders of the Corporation are treated fairly in connection with any take-over bid for the Corporation;
AND WHEREAS the Corporation implemented a shareholder rights plan (the “Rights Plan”), effective April 14, 2025, the terms and conditions of which are set out in the shareholder rights plan agreement dated April 14, 2025 (the “Original Rights Plan Agreement”) between the Corporation and the Rights Agent;
AND WHEREAS the provisions of the Original Rights Plan Agreement accounted for obligations under a Director Appointment and Nomination Agreement (the “DANA”) dated February 23, 2021, among the Corporation and the persons and entities listed therein;
AND WHEREAS the DANA was terminated on August 15, 2025;
AND WHEREAS the Board of Directors have determined that it is in the best interests of the Corporation to enter into this Agreement (as defined herein) to amend and restate the Original Rights Plan Agreement to remove the provisions regarding the terminated DANA;
AND WHEREAS to implement the Rights Plan, the Board of Directors has authorized the issuance of:
(a)	one Right (as defined herein) effective at the Record Time (as defined herein) in respect of each Voting Share outstanding at the Record Time; and
(b)	one Right in respect of each Voting Share issued after the Record Time and prior to the earlier of the Separation Time (as defined herein) and the Expiration Time (as defined herein);
AND WHEREAS the aforementioned amendments will become effective upon confirmation by the Corporation’s shareholders in accordance with the amendment provisions under the Original Rights Plan Agreement;
AND WHEREAS the Rights Plan remains subject to ratification by the Corporation’s shareholders pursuant to the rules of the Toronto Stock Exchange;
AND WHEREAS the Board of Directors, in the exercise of its fiduciary duties to the Corporation, has determined that it is in the best interests of the Corporation to ensure that the shareholder rights plan does not have an “Acquiring Person” beneficial ownership threshold below 20% of the then-outstanding Common Shares (as defined herein);
AND WHEREAS the Corporation is subject to Canadian and United States securities laws, and the Board of Directors, in the exercise of its fiduciary duties to the Corporation, seeks to comply with those obligations in this Agreement;
AND WHEREAS each Right issued pursuant to this Agreement entitles the holder thereof, from and after the Separation Time, to purchase securities of the Corporation pursuant to the terms and subject to the conditions set forth herein;
AND WHEREAS the Corporation desires to appoint the Rights Agent to act on behalf of the Corporation and the holders of Rights, and the Rights Agent is willing to so act, in connection with the issuance, transfer, exchange and replacement of Rights Certificates (as defined herein), the exercise of Rights and other matters referred to herein;

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NOW THEREFORE, in consideration of the premises and the respective covenants and agreements set forth herein, the Corporation and the Rights Agent hereby agree as follows:
ARTICLE 1
INTERPRETATION
1.1 Certain Definitions
For the purposes of this Agreement, including the recitals hereto, the following terms have the meanings indicated:
(a)	“Acquiring Person” means any Person who is the Beneficial Owner of 20% or more of the then outstanding Voting Shares, but does not include:
(i)	the Corporation or any Subsidiary of the Corporation;
(ii)	any Person who becomes the Beneficial Owner of 20% or more of the then outstanding Voting Shares as a result of any one or a combination of:
(A)	a Voting Share Reduction;
(B)	a Permitted Bid Acquisition;
(C)	an Exempt Acquisition;
(D)	a Convertible Security Acquisition; or
(E)	a Pro Rata Acquisition;
provided, however, that if a Person becomes the Beneficial Owner of 20% or more of the then outstanding Voting Shares by reason of any one or a combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Convertible Security Acquisition or a Pro Rata Acquisition, and thereafter becomes the Beneficial Owner of an additional 1% or more of the then outstanding Voting Shares (other than pursuant to any one or a combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Convertible Security Acquisition or a Pro Rata Acquisition), then, as of the date and time that such Person becomes the Beneficial Owner of such additional Voting Shares, such Person shall become an “Acquiring Person”;
(iii)
for a period of 10 days after the Disqualification Date, any Person who becomes the Beneficial Owner of 20% or more of the outstanding Voting Shares as a result of such Person becoming disqualified from relying on Subsection 1.1(f)(ii)(B) where such disqualification results solely because such Person is making or has announced a current intention to make a Take-over Bid, either alone or by acting jointly or in concert with any other Person, unless such disqualified Person during such 10 day period acquires an additional 1% or more of the then outstanding Voting Shares. For the purposes of this definition, “Disqualification Date” means the first date of a public announcement that such Person is making or intends to make a Take-over Bid, either alone or by acting jointly or in concert with another Person;

(iv)
an underwriter or a member of a banking or selling group that becomes the Beneficial Owner of 20% or more of the Voting Shares in connection with a distribution of securities of the Corporation pursuant to a prospectus or by way of a private placement; or

(v)
a Person (a “Grandfathered Person”) who is the Beneficial Owner of more than 20% of the outstanding Voting Shares determined as at the Record Time; provided, however, that this exception shall not be, and shall cease to be, applicable to a Grandfathered Person in the event that such Grandfathered Person shall, after the Record Time: (1) cease to own more than 20% of the outstanding Voting Shares or (2) become the Beneficial Owner of any additional Voting Shares that increases its Beneficial Ownership of Voting Shares by more than 1.0% of the number

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of Voting Shares outstanding as at the Record Time (other than pursuant to any one or a combination of a Voting Share Reduction, a Permitted Bid Acquisition, an Exempt Acquisition, a Convertible Security Acquisition or a Pro Rata Acquisition).
(b)	“Actions” has the meaning ascribed thereto in Section 5.17.
(c)
“Affiliate”, when used to indicate a relationship with a specified Person, means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person,.

(d)	“Agreement” means this amended and restated shareholder rights plan agreement between the Corporation and the Rights Agent, as amended, supplemented or restated from time to time.
(e)
“Associate” when used to indicate a relationship with a specified Person, means any relative of such specified Person who has the same home as such specified Person, or any person to whom such specified Person is married, or any person with whom such specified Person is living in a conjugal relationship outside marriage, or any relative of such spouse or other Person who has the same home as such specified Person.

(f) (i)	A Person shall be deemed the “Beneficial Owner” of, and to have “Beneficial Ownership” of, and to “Beneficially Own”:
(A)	any securities as to which such Person or any of such Person’s Affiliates or Associates is the owner at law or in equity;
(B)
any securities as to which such Person or any of such Person’s Affiliates or Associates has the right to become the owner at law or in equity, whether such right is exercisable immediately or within a period of 60 days thereafter and whether or not on the condition or occurrence of a contingency or the making of one or more payments, upon the conversion, exchange or exercise of any Convertible Security or pursuant to any agreement, arrangement, pledge or understanding, whether or not in writing, other than:

(1)	customary agreements with and between underwriters and banking group or selling group members with respect to a distribution of securities;
(2)	pledges of securities in the ordinary course of the pledgee’s business; or
(3)
agreements between the Corporation and any Person pursuant to an amalgamation, merger, arrangement, business combination or other similar transaction (statutory or otherwise, but for greater certainty not including a Take-over Bid) that is conditional upon the approval of the shareholders of the Corporation to be obtained prior to such Person acquiring such securities;

(C)
any securities which are subject to a lock-up agreement or similar commitment to deposit or tender such securities to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person acting jointly or in concert with such Person; and

(D)	any securities that are Beneficially Owned within the meaning of Subsections 1.1(f)(i)(A), 1.1(f)(i)(B) or 1.1(f)(i)(C) by any other Person with whom such Person is acting jointly or in concert.
(ii)
Notwithstanding the provisions of Subsection 1.1(f)(i) a Person shall not be deemed the “Beneficial Owner” of, or to have “Beneficial Ownership” of, or to “Beneficially Own”, any security solely by reason of any one or more of the following circumstances:

(A) (1)
the holder of such security having agreed to deposit or tender such security to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or any other Person with which such Person is acting jointly or in concert pursuant to a Permitted Lock-Up Agreement; or

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(2)
such security having been deposited or tendered pursuant to a Take-over Bid made by such Person or any of such Person’s Affiliates or Associates or made by any other Person acting jointly or in concert with such Person until such deposited or tendered security has been taken up or paid for, whichever shall first occur;

(B)	such Person, any Affiliate or Associate of such Person or any other Person acting jointly or in concert with such Person holding such security; provided that:
(1)
the ordinary business of such Person (the “Portfolio Manager”) includes the management or administration of investment funds for other Persons (which, for greater certainty, may include or be limited to one or more employee benefit plans or pension plans) and such security is held by the Portfolio Manager in the ordinary course of such business in the performance of the Portfolio Manager’s duties for the account of any other Person (a “Client”), including non-discretionary accounts held on behalf of a Client by a registered broker or dealer;

(2)
the ordinary business of such Person (the “Fund Manager”) is manager or trustee of one or more mutual funds registered or qualified to issue its securities under the laws of Canada or the United States of America or any province or state thereof (each, a “Mutual Fund”), or such Person is a Mutual Fund, and holds such security for the purposes of its activity as such Fund Manager or Mutual Fund;

(3)
such Person (the “Trust Company”) is licensed to carry on the business of a trust company under applicable laws and, as such, acts as trustee or administrator or in a similar capacity in relation to the estates of deceased or incompetent Persons (each, an “Estate Account”) or in relation to other accounts (each, an “Other Account”) and holds such security in the ordinary course of such duties for such Estate Accounts or for such Other Accounts;

(4)
such Person (the “Crown Agent”) is established by statute for purposes that include, and the ordinary business or activity of such Person includes, the management of investment funds for employee benefit plans, pension plans and insurance plans of various public bodies; or

(5)
such Person (the “Plan Administrator”) is the administrator or the trustee of one or more pension funds or plans registered under the laws of Canada, the United States of America, the European Union or any province, state or other political subdivision thereof (each, a “Plan”), or is a Plan, and holds such security for the purposes of its activity as such Plan Administrator or Plan;

provided, however, that in any of the foregoing cases, the Portfolio Manager, the Fund Manager, the Mutual Fund, the Trust Company, the Crown Agent, the Plan Administrator or the Plan, as the case may be, is not then making or has not then announced an intention to make, a Take-over Bid, other than an Offer to Acquire Voting Shares or other securities pursuant to a distribution by the Corporation, a Permitted Bid or by means of ordinary market transactions (including pre-arranged trades entered into in the ordinary course of business of such Person) executed through the facilities of an Exchange, alone or by acting jointly or in concert with any other Person;
(C)
such Person is a Client of the same Portfolio Manager as another Person on whose account the Portfolio Manager holds such security, or because such Person is an Estate Account or an Other Account of the same Trust Company as another Person on whose account the Trust Company holds such security or because such Person is a Plan with the same Plan Administrator as another Plan on whose account the Plan Administrator holds such security;

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(D)
such Person is a Client of a Portfolio Manager and such security is owned at law or in equity by the Portfolio Manager or because such Person is an Estate Account or an Other Account of a Trust Company and such security is owned at law or in equity by the Trust Company or such Person is a Plan and such security is owned at law or in equity by the Plan Administrator of such Plan; or

(E)	such Person is the registered holder of securities as a result of carrying on the business, or acting as a nominee, of a securities depositary.
(g)
“BCBCA” means the Business Corporations Act (British Columbia), SBC 2002, c 57, and the regulations made thereunder, each as may be amended and in force from time to time, and any comparable successor laws or regulations thereto.

(h)	“Board of Directors” means the board of directors of the Corporation or any duly constituted and empowered committee thereof.
(i)
“Book Entry Form” means, in reference to securities, securities that have been issued and registered in uncertificated form and includes securities evidenced by an advice or other statement and securities which are maintained electronically on the records of the Corporation’s transfer agent but for which no certificate has been issued.

(j)	“Book Entry Rights Exercise Procedures” has the meaning ascribed thereto in Subsection 2.2(c).
(k)	“Business Day” means any day, other than a Saturday or Sunday or a day on which banking institutions in Toronto, Ontario or New York, New York are authorized or obligated by law to close.
(l)
“Canadian Dollar Equivalent” of any amount which is expressed in United States dollars means on any date the Canadian dollar equivalent of such amount determined by reference to the U.S.-Canadian Exchange Rate in effect on such date.

(m)
“Close of Business” on any given date means the time on such date (or, if such date is not a Business Day, the time on the next succeeding Business Day) at which the principal office of the transfer agent for the Common Shares in Toronto, Ontario (or after the Separation Time, the principal office of the Rights Agent in Toronto, Ontario) is closed to the public; provided, however, that for the purposes of the definitions of “Competing Permitted Bid” and “Permitted Bid”, “Close of Business” on any date means 11:59 p.m. (local time at the place of deposit) on such date (or, if such date is not a Business Day, 11:59 p.m. (local time at the place of deposit) on the next succeeding Business Day).

(n)	“Closing Price” per security of any securities on any date of determination means:
(i)
the closing board lot sale price or, if such price is not available, the average of the closing bid and asked prices, for each of such securities as reported by the principal stock exchange or national securities quotation system on which such securities are listed or admitted to trading (provided that, if at the date of determination such securities are listed or admitted to trading on more than one stock exchange or national securities quotation system, then such price or prices shall be determined based upon the stock exchange or quotation system on which such securities are then listed or admitted to trading on which the largest number of such securities were traded during the most recently completed calendar year);

(ii)
if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or a national securities quotation system, then the last sale price, or in case no sale takes place on such date, the average of the high bid and low asked prices for each of such securities in the over-the-counter market, as quoted by any reporting system then in use;

(iii)
if for any reason none of such prices is available on such day or the securities are not listed or admitted to trading on a stock exchange or a national securities quotation system or quoted by any such reporting system, then the average of the closing bid and asked prices as furnished by a professional market maker making a market in the securities selected in good faith by the Board of Directors; or

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(iv)
if for any reason none of such prices are available on such date, then the “Closing Price” per security of such securities on such date shall mean the fair value per security of the securities on such date as determined by a nationally or internationally recognized investment dealer or investment banker with respect to the fair value per security of such securities and, if the Closing Price so determined is expressed in United States dollars, then such amount shall be converted to the Canadian Dollar Equivalent.

(o)
“Common Shares” means the common shares in the share capital of the Corporation as presently constituted, as such shares may be subdivided, consolidated, reclassified or otherwise changed from time to time.

(p)	“Competing Permitted Bid” means a Take-over Bid that:
(i)	is made after a Permitted Bid or another Competing Permitted Bid has been made and prior to the expiry, termination or withdrawal of such Permitted Bid or Competing Permitted Bid;
(ii)	satisfies all components of the definition of a Permitted Bid other than the requirement set forth in Subsection 1.1(oo)(ii)(A) of the definition of a Permitted Bid; and
(iii)
contains, and the take-up and payment for securities tendered or deposited thereunder is subject to, an irrevocable and unqualified condition that no Voting Shares and/or Convertible Securities will be taken up or paid for pursuant to such Take-over Bid prior to the Close of Business on the last day of the minimum initial deposit period that such Take-over Bid must remain open for deposits of securities thereunder pursuant to NI 62-104 after the date of the Take-over Bid constituting the Competing Permitted Bid;

provided, however, that a Take-over Bid that qualified as a Competing Permitted Bid shall cease to be a Competing Permitted Bid at any time and as soon as such time as when such Take-over Bid ceases to meet any or all of the provisions of this definition.
(q)	“controlled” means as follows:
(i)	a body corporate is “controlled” by another Person or two or more other Persons acting jointly or in concert if:
(A)
securities entitled to vote in the election of directors of such body corporate carrying more than 50% of the votes for the election of directors are held, directly or indirectly, by or for the benefit of the other Person or Persons; and

(B)	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of such body corporate; and
(ii)
a Person which is not a body corporate is “controlled” by another Person or two or more other Persons acting jointly or in concert if more than 50% of the voting or equity interests of such Person are held, directly or indirectly, by or for the benefit of the other Person or Persons;

and “controls”, “controlling” and “under common control” shall be interpreted accordingly.
(r)
“Convertible Security” means a security issued by the Corporation from time to time (other than the Rights) carrying any purchase, exercise, conversion or exchange right pursuant to which the holder thereof may acquire Voting Shares or other securities carrying any purchase, exercise, conversion or exchange right pursuant to which the holder thereof may acquire Voting Shares, directly or indirectly, (in each case, whether such right is exercisable immediately or within or after a specified period and whether or not on condition or the happening of any contingency).

(s)
“Convertible Security Acquisition” means the acquisition of Voting Shares by a Person upon the purchase, exercise, conversion or exchange of Convertible Securities acquired or received by such Person pursuant to a Permitted Bid Acquisition, an Exempt Acquisition or a Pro Rata Acquisition.

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(t)	“Co-Rights Agent” has the meaning ascribed thereto in Subsection 4.1(a).
(u)	“Disposition Date” has the meaning ascribed thereto in Subsection 5.1(b).
(v)	“Dividend Reinvestment Acquisition” means an acquisition of Voting Shares and/or Convertible Securities of any class or series pursuant to a Dividend Reinvestment Plan.
(w)
“Dividend Reinvestment Plan” means a regular dividend reinvestment or other plan of the Corporation made available by the Corporation to holders of its securities where such plan permits the holder to direct that some or all of:

(i)	dividends paid in respect of shares of any class of the Corporation;
(ii)	proceeds of redemption of shares of the Corporation;
(iii)	interest paid on evidences of indebtedness of the Corporation; or
(iv)	optional cash payments;
be applied to the purchase from the Corporation of Voting Shares and/or Convertible Securities.
(x)	“Effective Date” means April 14, 2025.
(y)	“Election to Exercise” has the meaning ascribed thereto in Subsection 2.2(e)(ii).
(z)	“Exchange” means the Toronto Stock Exchange, the New York Stock Exchange and any other exchange on which the Common Shares may, from time to time, be listed for trading.
(aa)	“Exempt Acquisition” means an acquisition by a Person of Voting Shares and/or Convertible Securities:
(i)	in respect of which the Board of Directors has waived the application of Section 3.1 pursuant to the provisions of Section 5.1;
(ii)
made as an intermediate step in a series of related transactions in connection with an acquisition by the Corporation or its Subsidiaries of a Person or assets; provided that the Person who acquires such Voting Shares distributes or is deemed to distribute such Voting Shares to its securityholders within 10 Business Days of the completion of such acquisition, and following such distribution no Person has become the Beneficial Owner of 20% or more of the Corporation’s then outstanding Voting Shares; or

(iii)
pursuant to an amalgamation, merger, arrangement, business combination or other similar transaction (statutory or otherwise, but for greater certainty not including a Take-over Bid) which has been approved by the Board of Directors and that is conditional upon the approval of the shareholders of the Corporation to be obtained at a meeting duly called and held for such purpose in accordance with applicable legal requirements prior to such Person acquiring such securities.

(bb)
“Exercise Price” means, as of any date, the price at which a holder of a Right may purchase the securities issuable upon exercise of one whole Right in accordance with the terms hereof. Subject to adjustment in accordance with the terms hereof, the Exercise Price shall be:

(i)	until the Separation Time, an amount equal to three times the Market Price, from time to time, per Common Share; and
(ii)	from and after the Separation Time, an amount equal to three times the Market Price, as at the Separation Time, per Common Share.
(cc)	“Expansion Factor” has the meaning ascribed thereto in Subsection 2.3(b)(v)(A).

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(dd)	“Expiration Time” means the earlier of:
(i)	the time at which the right to exercise Rights shall terminate pursuant to Section 5.1; and
(ii)	the Close of Business on that date on which a Reconfirmation Meeting occurs and at which this Agreement is not reconfirmed or presented for reconfirmation as contemplated in Section 5.15.
(ee)
“Fiduciary” means a trust company registered under the trust company legislation of Canada or any province thereof, a trust company organized under the laws of any state of the United States, a portfolio manager registered under the securities legislation of one or more provinces of Canada or an investment adviser registered under the United States Investment Advisers Act of 1940, as amended, or any other securities legislation of the United States or any state of the United States.

(ff)	“Flip-in Event” means a transaction or event in or pursuant to which any Person becomes an Acquiring Person.
(gg)	“holder” has the meaning ascribed thereto in Section 2.8.
(hh)	“Independent Shareholders” means holders of outstanding Voting Shares, other than any:
(i)	Acquiring Person;
(ii)	Offeror other than a Person who at the relevant time is deemed not to Beneficially Own such Voting Shares by reason of Subsection 1.1(f)(ii)(B);
(iii)	Affiliate or Associate of such Acquiring Person or Offeror;
(iv)	Person acting jointly or in concert with such Acquiring Person or Offeror; or
(v)
employee benefit plan, stock purchase plan, deferred profit sharing plan or any similar plan or trust for the benefit of employees of the Corporation or a Subsidiary of the Corporation, unless the beneficiaries of such plan or trust direct the manner in which the Voting Shares are to be voted or withheld from voting or direct whether or not the Voting Shares are to be deposited or tendered to a Take-over Bid.

(ii)
“Market Price” per security of any securities on any date of determination means the average of the daily Closing Prices per security of such securities on each of the 20 consecutive Trading Days through to and including the Trading Day immediately preceding such date of determination; provided, however, that if an event of a type analogous to any of the events described in Section 2.3 shall have caused any Closing Price used to determine the Market Price on any Trading Day not to be fully comparable with the Closing Price on the Trading Day immediately preceding such date of determination, each such Closing Price so used shall be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 in order to make it fully comparable with the Closing Price on the Trading Day immediately preceding such date of determination.

(jj)
“NI 62-104” means National Instrument 62-104 - Take-Over Bids and Issuer Bids adopted by the Securities Regulatory Authorities, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

(kk)	“Nominee” has the meaning ascribed thereto in Subsection 2.2(d).
(ll)	“Offer to Acquire” shall include:
(i)	an offer to purchase or a solicitation of an offer to sell Voting Shares, or a public announcement of an intention to make such an offer or solicitation; and
(ii)	an acceptance of an offer to sell Voting Shares, whether or not such offer to sell has been solicited,

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or any combination thereof, and the Person accepting an offer to sell shall be deemed to be making an Offer to Acquire to the Person that made the offer to sell.
(mm)	“Offeror” means a Person who has made a public announcement of a current intention to make, or who is making, a Take-over Bid (including a Permitted Bid or a Competing Permitted Bid).
(nn)	“Offeror’s Securities” means the aggregate of the Voting Shares Beneficially Owned by an Offeror on the date of an Offer to Acquire.
(oo)	“Permitted Bid” means a Take-over Bid made by an Offeror by way of take-over bid circular which also complies with the following additional provisions:
(i)	the Take-over Bid is made to all holders of record of Voting Shares, other than the Offeror;
(ii)
the Take-over Bid contains, and the take-up and payment for securities tendered or deposited is subject to, an irrevocable and unqualified provision that no Voting Shares and/or Convertible Securities will be taken up or paid for pursuant to the Take-over Bid:

(A)
prior to the Close of Business on a date that is not less than 105 days following the date of the Take-over Bid or such shorter minimum period that a take-over bid that is not exempt from any of the requirements of Division 5 (Bid Mechanics) of NI 62-104 must remain open for deposits of securities thereunder, in the applicable circumstances at such time, pursuant to NI 62-104; and

(B)
then only if, at the Close of Business on the date Voting Shares and/or Convertible Securities are first taken up or paid for under such Take-over Bid, more than 50% of the then Voting Shares held by Independent Shareholders have been deposited or tendered pursuant to the Take-over Bid and not withdrawn;

(iii)
the Take-over Bid contains an irrevocable and unqualified provision that Voting Shares and/or Convertible Securities may be deposited or tendered pursuant to such Take-over Bid, unless such Take-over Bid is withdrawn, at any time prior to the Close of Business on the date Voting Shares and/or Convertible Securities are first taken up or paid for under the Take-over Bid;

(iv)
the Take-over Bid contains an irrevocable and unqualified provision that any Voting Shares and/or Convertible Securities deposited or tendered pursuant to the Take-over Bid may be withdrawn until taken up and paid for; and

(v)
the Take-over Bid contains an irrevocable and unqualified provision that in the event that the deposit condition set forth in Subsection 1.1(oo)(ii)(B) is satisfied, the Offeror will make a public announcement of that fact and the Take-over Bid will remain open for deposits and tenders of Voting Shares and/or Convertible Securities for not less than 10 days from the date of such public announcement;

provided, however, that a Take-over Bid that qualified as a Permitted Bid shall cease to be a Permitted Bid at any time and as soon as such time as when such Take-over Bid ceases to meet any or all of the provisions of this definition.
(pp)
“Permitted Bid Acquisition” means an acquisition of Voting Shares and/or Convertible Securities made pursuant to a Permitted Bid or a Competing Permitted Bid; provided that, for greater certainty, any acquisition of Voting Shares and/or Convertible Securities made pursuant to a Competing Permitted Bid or a Permitted Bid that ceased to be a Competing Permitted Bid or a Permitted Bid by reason of such acquisition ceasing to meet any or all of the provisions of the definition of “Competing Permitted Bid” or “Permitted Bid”, as applicable, including before such acquisition ceased to be a Competing Permitted Bid or Permitted Bid, as applicable, will not be a Permitted Bid Acquisition.

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(qq)
“Permitted Lock-Up Agreement” means an agreement between a Person and one or more holders of Voting Shares and/or Convertible Securities (each a “Locked-Up Person”) pursuant to which such Locked-Up Person agrees to deposit or tender Voting Shares and/or Convertible Securities to a Take-over Bid (the “Lock-Up Bid”) made or to be made by such Person, any of such Person’s Affiliates or Associates or any other Person with which, and in respect of which security, such Person is acting jointly or in concert; provided that:

(i)
the terms of such agreement are publicly disclosed and a copy is made available to the public (including the Corporation) not later than the date of the Lock-Up Bid or, if the Lock-Up Bid has been made prior to the date on which such agreement is entered into, not later than the date of such agreement (or, if such date is not a Business Day, on the Business Day next following such date);

(ii)
the agreement permits such Locked-Up Person to terminate its obligation to deposit or tender to or not to withdraw Voting Shares and/or Convertible Securities from the Lock-Up Bid, and to terminate any obligation with respect to the voting of such securities, in order to deposit or tender such securities to another Take-over Bid or to support another transaction:

(A)	where the price or value of the consideration per Voting Share or Convertible Security offered under such other Take-over Bid or transaction:
(1)	exceeds the price or value of the consideration per Voting Share and/or Convertible Security offered under the Lock-Up Bid; or
(2)
exceeds by as much as or more than a specified amount (the “Specified Amount”) the price or value of the consideration per Voting Share or Convertible Security at which the Locked-Up Person has agreed to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid; provided that such Specified Amount is not greater than 7% of the price or value of the consideration per Voting Share or Convertible Security offered under the Lock-Up Bid; and

(B)
if the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid is less than 100% of the Voting Shares or Convertible Securities held by Independent Shareholders, where the price or value of the consideration per Voting Share or Convertible Security offered under such other Take-over Bid or transaction is not less than the price or value of the consideration per Voting Share or Convertible Security offered under the Lock-Up Bid and the number of Voting Shares and/or Convertible Securities to be purchased under such other Take-over Bid or transaction:

(1)	exceeds the number of Voting Shares and/or Convertible Securities that the Offeror has offered to purchase under the Lock-Up Bid; or
(2)
exceeds by as much as or more than a specified number (the “Specified Number”) the number of Voting Shares or Convertible Securities that the Offeror has offered to purchase under the Lock-Up Bid; provided that the Specified Number is not greater than 7% of the number of Voting Shares or Convertible Securities offered to be purchased under the Lock-Up Bid;

and for greater certainty, such agreement may contain a right of first refusal or require a period of delay to give the Offeror under the Lock-Up Bid an opportunity to match the higher price, value or number in such other Take-over Bid or transaction, or other similar limitation on a Locked-Up Person’s right to withdraw Voting Shares from the agreement, so long as the limitation does not preclude the exercise by the Locked-Up Person of the right to withdraw Voting Shares and/or Convertible Securities in sufficient time to deposit or tender to the other Take-over Bid or support the other transaction; and

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(iii)	no “break-up” fees, “top-up” fees, penalties, expenses or other amounts that exceed in the aggregate the greater of:
(A)	the cash equivalent of 2.5% of the price or value of the consideration payable under the Lock-Up Bid to a Locked-Up Person; and
(B)
50% of the amount by which the price or value of the consideration payable under another Take-over Bid or other transaction to a Locked-Up Person exceeds the price or value of the consideration that such Locked-Up Person would have received under the Lock-Up Bid, shall be payable by a Locked-Up Person pursuant to the agreement in the event that the Lock-Up Bid is not successfully concluded or if any Locked-Up Person fails to deposit or tender Voting Shares and/or Convertible Securities to the Lock-Up Bid or withdraws Voting Shares and/or Convertible Securities previously deposited or tendered thereto in order to deposit or tender to another Take-over Bid or support another transaction.
(rr)
“Person” includes any individual, firm, partnership, association, trust, trustee, executor, administrator, legal personal representative, government, governmental body or authority, corporation, or other incorporated or unincorporated organization, syndicate or other entity.

(ss)	“Privacy Laws” has the meaning set forth in Section 4.7.
(tt)	“Pro Rata Acquisition” means an acquisition by a Person of Voting Shares and/or Convertible Securities pursuant to:
(i)	a Dividend Reinvestment Acquisition;
(ii)
a stock dividend, a stock split or other event pursuant to which such Person becomes the Beneficial Owner of Voting Shares and/or Convertible Securities on the same pro rata basis as all other holders of Voting Shares of the same class or series;

(iii)
the acquisition or exercise by the Person of only those rights to purchase Voting Shares and/or Convertible Securities distributed directly by the Corporation to that Person (and not acquired from any other Person) in the course of a distribution to all holders of securities of the Corporation of one or more particular classes or series pursuant to a rights offering; or

(iv)	a distribution of Voting Shares and/or Convertible Securities made pursuant to a prospectus or by way of a private placement or a conversion or exchange of any Convertible Security;
provided, however, that such Person does not thereby acquire a greater percentage of Voting Shares or of Convertible Securities so offered than such Person’s percentage of Voting Shares Beneficially Owned immediately prior to such acquisition.
(uu)	“Reconfirmation Meeting” has the meaning set forth in Section 5.15.
(vv)	“Record Time” means 12:01 a.m. (Toronto time) on the Effective Date.
(ww)	“Redemption Price” has the meaning set forth in Subsection 5.1(a).
(xx)
“Regular Periodic Cash Dividend” means cash dividends paid on the Common Shares at regular intervals in any fiscal year of the Corporation to the extent that such cash dividends do not exceed in the aggregate in any fiscal year, on a per share basis, the greatest of:

(i)
200% of the aggregate amount of cash dividends declared payable by the Corporation on its Common Shares in its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year;

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(ii)
250% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on its Common Shares in its three immediately preceding fiscal years divided by the arithmetic mean of the number of Common Shares outstanding as at the end of each of such fiscal years; and

(iii)
100% of the aggregate consolidated net income of the Corporation, before extraordinary items, for its immediately preceding fiscal year divided by the number of Common Shares outstanding as at the end of such fiscal year.

(yy)	“Right” means a right to purchase securities upon the terms and subject to the conditions set forth in this Agreement.
(zz)
“Rights Certificates” means the certificates representing the Rights after the Separation Time, which shall be substantially in the form attached hereto as Schedule “A” or such other form as the Corporation and the Rights Agent may agree.

(aaa)	“Rights Register” and “Rights Registrar” have the respective meanings ascribed thereto in Subsection 2.6(a).
(bbb)
“Securities Act (Ontario)” means the Securities Act, R.S.O. 1990, c S.5, as amended, and the rules and regulations made thereunder, as now in effect or as the same may from time to time be amended, re-enacted or replaced.

(ccc)
“Securities Regulatory Authorities” means each applicable body created by statute in any Canadian jurisdiction to administer the securities laws of such jurisdiction, including (without limitation) a Canadian provincial or territorial securities commission.

(ddd)	“Separation Time” means the Close of Business on the tenth Trading Day after the earlier of:
(i)	the Share Acquisition Date;
(ii)
the date of the commencement of, or first public announcement or disclosure of the intent of any Person (other than the Corporation or any Subsidiary of the Corporation) to commence, a Take-over Bid (other than a Permitted Bid or Competing Permitted Bid, so long as such Take-over Bid continues to satisfy the requirements of a Permitted Bid or Competing Permitted Bid); and

(iii)	the date on which a Permitted Bid or Competing Permitted Bid ceases to qualify as a Permitted Bid or Competing Permitted Bid, as applicable, or such later date as may be determined by the Board of Directors in good faith; provided, however, that if any Take-over Bid referred to in Subsection 1.1(ddd)(ii) above expires, is not made or is cancelled, terminated or otherwise withdrawn prior to the Separation Time, such Take-over Bid shall be deemed, for the purposes of this definition, never to have been commenced, made or announced and further provided that if the Board of Directors determines, pursuant to Section 5.1, to waive the application of Section 3.1 to a Flip-in Event, then the Separation Time in respect of such Flip-in Event shall be deemed never to have occurred.
(eee)
“Share Acquisition Date” means the first date of public announcement or disclosure by the Corporation or an Acquiring Person of facts indicating that a Person has become an Acquiring Person, which, for the purposes of this definition, shall include, without limitation, a report filed pursuant to Section 5.2 of NI 62-104 or Subsection 13(d) of the U.S. Exchange Act, announcing or disclosing such information.

(fff)	“Subsidiary” of a Person means any other Person that is controlled by such first Person.
(ggg)
“Take-over Bid” means an Offer to Acquire Voting Shares and/or Convertible Securities if, assuming that the Voting Shares and/or Convertible Securities subject to the Offer to Acquire are acquired and assuming they are Beneficially Owned at the date of such Offer to Acquire by the Person making such Offer to Acquire, such Voting Shares (including Voting Shares that may be acquired upon conversion of the Convertible Securities), together with the Offeror’s Securities, constitute in the aggregate 20% or more of the then outstanding Voting Shares at the date of the Offer to Acquire.

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(hhh)
“Trading Day”, when used with respect to any securities, means a day on which the principal Canadian or United States securities exchange (as determined by the Board of Directors) on which such securities are listed or admitted to trading is open for the transaction of business or, if the securities are not listed or admitted to trading on any Canadian or United States securities exchange, a Business Day.

(iii)	“U.S. - Canadian Exchange Rate” on any date means:
(i)	if on such date the Bank of Canada sets a daily average rate of exchange for the conversion of one United States dollar into Canadian dollars, such rate; and
(ii)
in any other case, the rate on such date for the conversion of one United States dollar into Canadian dollars which is calculated in the manner which shall be determined by the Board of Directors from time to time acting in good faith.

(jjj)
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder as from time to time in effect, and any comparable or successor laws, rules or regulations thereto.

(kkk)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations thereunder, and any comparable or successor laws, rules or regulations thereto.
(lll)
“Voting Share Reduction” means an acquisition or a redemption by the Corporation of Voting Shares and/or Convertible Securities which, by reducing the number of then outstanding Voting Shares and/or Convertible Securities of a class or series, increases the proportionate percentage of Voting Shares Beneficially Owned by any Person.

(mmm)
“Voting Shares” means, collectively, the Common Shares and any other securities in the capital of the Corporation, the holders of which are entitled to vote generally in the election of directors of the Board of Directors and “Voting Shares”, when used with reference to any Person other than the Corporation, means common shares (or equivalent) of such other Person and any other securities the holders of which are entitled to vote generally in the election of the directors or to otherwise affect control of such other Person.

1.2 Currency
All sums of money which are referred to in this Agreement are expressed in lawful money of Canada, unless otherwise specified.
1.3 Number and Gender
Wherever the context requires, terms (including defined terms) used herein importing the singular number only include the plural and vice versa and words importing any one gender include all others.
1.4 Sections
The division of this Agreement into Articles, Sections, Subsections and Schedules are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms this “Agreement”, “hereunder”, “hereof” and similar expressions refer to this Agreement as amended or supplemented from time to time and not to any particular Article, Section, Subsection or Schedule or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles, Sections, Subsections and Schedules are to Articles, Sections, Subsections and Schedules of or to this Agreement.
1.5 Statutory References
Unless the context otherwise requires, any reference to a specific section, subsection, clause or rule of any act or regulation shall be deemed to refer to the same as it may be amended, re-enacted or replaced or, if repealed and there shall be no replacement therefor, to the same as it is in effect on the date of this Agreement.

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1.6 Calculation of Voting Shares Beneficially Owned
For the purposes of this Agreement, the percentage of Voting Shares Beneficially Owned by any Person, shall be and be deemed to be the product determined by the formula:

100	x	A
B

where:
A =	the number of votes for the election of all directors generally attaching to the Voting Shares Beneficially Owned by such Person; and
B =	the number of votes for the election of all directors generally attaching to all outstanding Voting Shares.
Where any Person is deemed to Beneficially Own unissued Voting Shares, such Voting Shares shall be deemed to be outstanding for the purpose of calculating the percentage of Voting Shares Beneficially Owned by such Person.
1.7 Acting Jointly or in Concert
For the purposes of this Agreement, a Person is acting jointly or in concert with every Person who, as a result of any agreement, commitment or understanding, whether formal or informal and whether or not in writing, with the first Person or any Affiliate thereof, acquires or offers to acquire Voting Shares and/or Convertible Securities (other than customary agreements with and between underwriters and/or banking group members and/or selling group members with respect to a public offering or private placement of securities or pledges of securities in the ordinary course of business).
1.8 Generally Accepted Accounting Principles
Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the recommendations at the relevant time of the Canadian Institute of Chartered Accountants, or any successor institute, applicable on a consolidated basis (unless otherwise specifically provided herein to be applicable on an unconsolidated basis) as at the date on which a calculation is made or required to be made in accordance with generally accepted accounting principles. Where the character or amount of any asset or liability or item of revenue or expense is required to be determined, or any consolidation or other accounting computation is required to be made for the purpose of this Agreement or any document, such determination or calculation shall, to the extent applicable and except as otherwise specified herein or as otherwise agreed in writing by the parties, be made in accordance with generally accepted accounting principles applied on a consistent basis.
ARTICLE 2
THE RIGHTS
2.1 Issuance of Rights; Legend on Share Certificates
(a)
One Right has been issued in respect of each Voting Share issued and outstanding as at the Record Time and in respect of each Voting Share issued after the Record Time up to the date of this Agreement. One Right shall continue to be issued in respect of each Voting Share issued after the date of this Agreement and prior to the earlier of the Separation Time and the Expiration Time.

(b)
Certificates representing Voting Shares which are issued prior to the earlier of the Separation Time and the Expiration Time shall also evidence one Right for each Voting Share represented thereby and shall have impressed on, printed on, written on or otherwise affixed to them, after the Effective Date a legend in a form substantially to the following effect:

“Until the earlier of the Separation Time and the Expiration Time (as both such terms are defined in the Shareholder Rights Agreement referred to below), this certificate also evidences certain rights of the holder as set forth in an Amended and Restated Shareholder Rights Plan Agreement dated as of August 25, 2025 between Bausch Health

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Companies Inc. (the “Corporation”) and TSX Trust Company, as Rights Agent, as such may be supplemented and amended from time to time (the “Shareholder Rights Agreement”), the terms of which are incorporated herein by reference, and a copy of which is on file at the principal executive offices of the Corporation, is available for viewing on the SEDAR+ website at www.sedarplus.ca and the EDGAR website at www.sec.gov/edgar, and is available to the holder upon demand without charge. Under certain circumstances, as set forth in the Shareholder Rights Agreement, the rights may be amended, may be redeemed, may expire, may become null and void or may be evidenced by separate certificates and no longer evidenced by this certificate.”
Notwithstanding the foregoing, until the earlier of the Separation Time and the Expiration Time, certificates representing Voting Shares shall also evidence one Right for each Voting Share evidenced thereby, notwithstanding the absence of the foregoing legend.
(c)
Any Voting Shares issued and registered in Book Entry Form prior to the earlier of the Separation Time and the Expiration Time shall evidence, in addition to the Voting Shares, one Right for each Voting Share represented thereby and the registration record of such Voting Shares shall include the foregoing legend, adapted accordingly as the Rights Agent may reasonably require.

2.2 Initial Exercise Price; Exercise of Rights; Detachment of Rights
(a)
Subject to adjustment as herein set forth, including without limitation as set forth in Article 3, each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase one Common Share for the Exercise Price (which Exercise Price and number of Common Shares are subject to adjustment as set forth below). Notwithstanding any other provision of this Agreement, any Rights held by the Corporation or any of its Subsidiaries shall be null and void.

(b)	Until the Separation Time:
(i)	the Rights shall not be exercisable and no Right may be exercised; and
(ii)
for administrative purposes, each Right will be evidenced by the certificate for the associated Voting Share registered in the name of the holder thereof (which certificate shall be deemed to represent a Rights Certificate) or by Book Entry Form registration for the associated Voting Share and will be transferable only together with, and will be transferred by a transfer of, such associated Voting Share.

(c)
From and after the Separation Time and prior to the Expiration Time, the Rights may be exercised, and the registration and transfer of the Rights shall be separate from and independent of Voting Shares. Promptly following the Separation Time, the Corporation will determine whether it wishes to issue Rights Certificates or whether it will maintain the Rights in Book Entry Form. In the event that the Corporation determines to maintain Rights in Book Entry Form, it will put in place such alternative procedures as are determined necessary in consultation with the Rights Agent for the Rights to be maintained in Book Entry Form (the “Book Entry Rights Exercise Procedures”), it being hereby acknowledged that such procedures shall, to the greatest extent possible, replicate in all substantive respects the procedures set out in this Agreement with respect to the exercise of the Rights Certificates and that the procedures set out in this Agreement shall be modified only to the extent necessary, as reasonably determined by the Rights Agent, to permit the Corporation to maintain the Rights in Book Entry Form. In such event, the Book Entry Rights Exercise Procedures shall be deemed to replace the procedures set out in this Agreement with respect to the exercise of Rights and all provisions of this Agreement referring to the Rights Certificates shall be applicable to Rights registered in Book Entry Form in like manner as the Rights in certificated form.

(d)
In the event that the Corporation determines to issue Rights Certificates, then promptly following the Separation Time, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to each holder of record of Voting Shares as of the Separation Time and, in respect of each Convertible Security converted into Voting Shares after the Separation Time and prior to the Expiration Time, promptly after such conversion, the Corporation will prepare or cause to be prepared and the Rights Agent will mail to the holder so converting (other than a Person indicated by the Corporation in writing to be an

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Acquiring Person and, in respect of any Rights Beneficially Owned by such Acquiring Person which are not held of record by such Acquiring Person, the holder of record of such Rights as indicated by the Corporation in writing (a “Nominee”)) at such holder’s address as shown by the records of the Corporation (the Corporation hereby agreeing to furnish copies of such records to the Rights Agent for this purpose):
(i)
a Rights Certificate in substantially the form of Schedule “A” appropriately completed, representing the number of Rights held by such holder at the Separation Time and having such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law, rule or regulation or judicial or administrative order, or with any article or regulation of any self-regulatory organization, stock exchange or securities quotation system on which the Rights may from time to time be listed or traded, or to conform to usage; and

(ii)	a disclosure statement prepared by the Corporation describing the Rights;
provided that a Nominee shall be sent the materials provided for in Subsections 2.2(d)(i) and 2.2(d)(ii) only in respect of all Voting Shares held of record by it which are not Beneficially Owned by an Acquiring Person as indicated to the Rights Agent by the Corporation in writing, and the Corporation may require any Nominee or suspected Nominee to provide such information and documentation as the Corporation deems necessary or appropriate for such purpose.
(e)
In the event that the Corporation determines to issue Rights Certificates, Rights may be exercised in whole or in part on any Business Day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, at its principal office in Toronto, Ontario:

(i)	the Rights Certificate evidencing such Rights;
(ii)
an election to exercise (an “Election to Exercise”), substantially in the form attached to the Rights Certificate duly completed, and executed by the holder or his executors or administrators or other personal representatives or his or their legal attorney duly appointed by an instrument in writing, and in a manner acceptable to the Rights Agent; and

(iii)
payment by certified cheque, banker’s draft, money order or wire transfer payable to the order of the Corporation, of a sum equal to the Exercise Price multiplied by the number of Rights being exercised and a sum sufficient to cover any transfer tax or charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or the issuance or delivery of certificates for Common Shares in a name other than that of the holder of the Rights being exercised.

(f)
In the event that the Corporation determines to issue Rights Certificates, then upon receipt of a Rights Certificate, together with an appropriately completed and duly executed Election to Exercise (which does not indicate that such Right is null and void as provided by Subsection 3.1(b)) and payment as set forth in Subsection 2.2(e), the Rights Agent (unless otherwise instructed in writing by the Corporation) will thereupon promptly:

(i)
requisition from the transfer agent of the Common Shares certificates representing the number of Common Shares to be purchased (the Corporation hereby irrevocably authorizing its transfer agent to comply with all such requisitions);

(ii)
after receipt of such Common Share certificates, deliver such certificates to, or to the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder in the Election to Exercise;

(iii)	when appropriate, under Section 5.5, requisition from the Corporation the amount of cash, if any, to be paid in lieu of issuing fractional Common Shares;
(iv)	when appropriate, under Section 5.5, after receipt of the cash referred to in Subsection 2.2(f)(iii), deliver such cash to, or to the order of, the registered holder of the Rights Certificate; and

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(v)	tender to the Corporation all payments received on exercise of the Rights.
(g)
If the holder of any Rights shall exercise less than all the Rights evidenced by such holder’s Rights Certificate, a new Rights Certificate evidencing the Rights remaining unexercised will be issued by the Rights Agent to such holder or to such holder’s duly authorized assigns.

(h)	The Corporation covenants and agrees that it will:
(i)
take all such action as may be necessary and within its power to ensure that all Common Shares delivered upon the exercise of Rights shall, at the time of delivery of the certificates for such Common Shares (subject to payment of the Exercise Price), be duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(ii)
take all such action as may reasonably be considered to be necessary and within its power to comply with any applicable requirements of the BCBCA, the U.S. Exchange Act, the U.S. Securities Act, the Securities Act (Ontario) and comparable legislation of each of the other provinces and territories of Canada and states of the United States of America, or the rules and regulations thereunder or any other applicable law, rule or regulation, in connection with the issuance and delivery of the Rights, the Rights Certificates and the issuance of any Common Shares upon exercise of the Rights;

(iii)	use reasonable efforts to cause all Common Shares issued upon exercise of the Rights to be listed on each Exchange;
(iv)
cause to be reserved and kept available out of its authorized and unissued Common Shares, the number of Common Shares that, as provided in this Agreement, will from time to time be sufficient to permit the exercise in full of all outstanding Rights;

(v)
pay when due and payable, if applicable, any and all federal, provincial, state and municipal taxes (not in the nature of income, capital gains or withholding taxes) and charges which may be payable in respect of the original issuance or delivery of the Rights Certificates or certificates for Common Shares issued upon the exercise of Rights; provided that the Corporation shall not be required to pay any transfer tax or charge which may be payable in respect of any transfer of Rights or the issuance or delivery of certificates for Common Shares issued upon the exercise of Rights, in a name other than that of the holder of the Rights being transferred or exercised; and

(vi)
after the Separation Time, except as permitted by Section 5.1 or Section 5.4, not take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

2.3 Adjustments to Exercise Price; Number of Rights
(a)
The Exercise Price, the number and kind of securities subject to purchase upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 2.3 and in Article 3.

(b)	In the event that the Corporation shall at any time after the Record Time and prior to the Expiration Time:
(i)	subdivide or change the then-outstanding Common Shares into a greater number of Common Shares;
(ii)	consolidate or change the then-outstanding Common Shares into a smaller number of Common Shares;
or, in the event that the Corporation shall at any time after the Separation Time and prior to the Expiration Time:
(iii)	declare or pay a distribution on the Voting Shares payable in Voting Shares or Convertible Securities other than pursuant to any Dividend Reinvestment Plan; or
(iv)
issue any Voting Shares (or Convertible Securities in respect thereof) in respect of, in lieu of or in exchange for existing Common Shares, whether in a reclassification, amalgamation, statutory arrangement, consolidation or otherwise,

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then the Exercise Price and the number of Rights outstanding (or, if the payment or effective date therefor shall occur after the Separation Time, the securities purchasable upon the exercise of Rights) shall be adjusted as follows (without duplication with respect to Section 2.1):
(v)	if the Exercise Price and number of Rights outstanding are to be adjusted:
(A)
the Exercise Price in effect after such adjustment will be equal to the Exercise Price in effect immediately prior to such adjustment divided by the number of Common Shares (or other securities of the Corporation) (the “Expansion Factor”) that a holder of one Common Share immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof; and

(B)
each Right held prior to such adjustment will become that number of Rights equal to the Expansion Factor, and the adjusted number of Rights will be deemed to be allocated among the Common Shares with respect to which the original Rights were associated (if they remain outstanding) and the securities of the Corporation issued in respect of such dividend, subdivision, change, consolidation or issuance, so that each such Common Share (or other security of the Corporation) will have exactly one Right associated with it; and

(vi)
for greater certainty, if the securities purchasable upon exercise of Rights are to be adjusted, the securities purchasable upon exercise of each Right after such adjustment will be the securities that a holder of the securities purchasable upon exercise of one Right immediately prior to such dividend, subdivision, change, consolidation or issuance would hold thereafter as a result thereof.

Adjustments made pursuant to this Subsection 2.3(b) shall be made successively, whenever an event referred to in this Subsection 2.3(b) occurs.
(c)
If, after the Record Time and prior to the Expiration Time, the Corporation shall issue any of its securities other than Common Shares in a transaction of a type described in Subsections 2.3(b)(iii) or 2.3(b)(iv), such securities shall be treated herein as nearly equivalent to Common Shares as may be practicable and appropriate under the circumstances and the Corporation and the Rights Agent agree to amend, supplement or restate this Agreement in order to effect such treatment.

(d)
If an event occurs which would require an adjustment under both this Section 2.3 and Section 3.1, the adjustment provided for in this Section 2.3 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 3.1.

(e)
In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any Common Shares otherwise than in a transaction referred to in Subsection 2.3(b), each such Common Share so issued shall automatically have one new Right associated with it, which Right shall be evidenced by the certificate representing such associated Common Share (as provided in Section 2.1).

(f)
In the event the Corporation shall, at any time after the Record Time and prior to the Separation Time, fix a record date for the making of a distribution to all holders of Common Shares of rights or warrants entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Shares (or Convertible Securities in respect of Common Shares) at a price per Common Share (or, in the case of such a Convertible Security, having a conversion, exchange or exercise price per security (including the price required to be paid to purchase such Convertible Security)) less than 90% of the Market Price per Common Share on such record date, the Exercise Price in effect after such record date will equal the Exercise Price in effect immediately prior to such record date multiplied by a fraction of which:

(i)
the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so to be offered (and/or the aggregate initial conversion, exchange or exercise price of the Convertible Securities so to be offered (including the price required to be paid to purchase such Convertible Securities)) would purchase at such Market Price per Common Share; and

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(ii)
the denominator shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares to be offered for subscription or purchase (or into which the Convertible Securities so to be offered are initially convertible, exchangeable or exercisable).

In case such subscription price is satisfied, in whole or in part, by consideration other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such rights or warrants are not exercised prior to the expiration thereof, the Exercise Price shall be readjusted in the manner contemplated above based on the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights or warrants.
(g)
For purposes of this Agreement, the granting of the right to purchase Common Shares (whether from treasury or otherwise) pursuant to any Dividend Reinvestment Plan or any share purchase plan providing for the reinvestment of dividends or interest payable on securities of the Corporation or the investment of periodic optional payments or employee benefit or stock option or similar plans (so long as such right to purchase is in no case evidenced by the delivery of rights or warrants by the Corporation) shall not be deemed to constitute an issue of rights or warrants by the Corporation; provided, however, that in the case of any Dividend Reinvestment Plan or share purchase plan, the right to purchase Common Shares is at a price per security of not less than 90% of the current market price per share (determined as provided in such plans) of the Common Shares.

(h)	In the event the Corporation shall at any time after the Record Time and prior to the Separation Time fix a record date for the making of a distribution to all holders of Common Shares of:
(i)	evidences of indebtedness or assets (other than a Regular Periodic Cash Dividend or a dividend paid in Common Shares, but including any dividend payable in securities other than Common Shares); or
(ii)
rights or warrants entitling them to subscribe for or purchase Voting Shares other than Common Shares (or Convertible Securities in respect of the Voting Shares other than Common Shares), at a price per Voting Share (or, in the case of a Convertible Security in respect of Voting Shares, having a conversion, exchange or exercise price per security (including the price required to be paid to purchase such Convertible Security)) less than 90% of the Market Price per Common Share on such record date (excluding rights or warrants referred to in Subsection 2.3(f)), the Exercise Price in effect after such record date shall be equal to the Exercise Price in effect immediately prior to such record date less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the assets, evidences of indebtedness, rights, warrants or other securities so to be distributed applicable to each of the securities purchasable upon exercise of one Right. Such adjustment shall be made successively whenever such a record date is fixed.
(i)	Each adjustment made pursuant to this Section 2.3 shall be made as of:
(i)	the payment or effective date for the applicable dividend, subdivision, change, consolidation or issuance, in the case of an adjustment made pursuant to Subsection 2.3(b); and
(ii)
the record date for the applicable dividend or distribution, in the case of an adjustment made pursuant to Subsections 2.3(f) or 2.3(h), subject to readjustment to reverse the same if such distribution shall not be made.

(j)
In the event the Corporation shall at any time after the Record Time and prior to the Separation Time issue any securities (other than Common Shares), or rights or warrants to subscribe for or purchase any such securities, or Convertible Securities in respect of any such securities, in a transaction referred to in any of Subsections 2.3(b), 2.3(f) and 2.3(h), inclusive, if the

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Board of Directors acting in good faith determines that the adjustments contemplated by Subsections 2.3(b), 2.3(f) and 2.3(h) in connection with such transaction will not appropriately protect the interests of the holders of Rights, then the Board of Directors may from time to time, but subject to obtaining the prior approval of the holders of the Rights obtained as set forth in Subsection 5.4(b), determine what other adjustments to the Exercise Price, number of Rights or securities purchasable upon exercise of Rights would be appropriate and, notwithstanding Subsections 2.3(b), 2.3(f) and 2.3(h), such adjustments, rather than the adjustments contemplated by Subsections 2.3(b), 2.3(f) and 2.3(h), shall be made upon the Board of Directors providing written certification thereof to the Rights Agent as set forth in Subsection 2.3(r). The Corporation and the Rights Agent shall amend, supplement or restate this Agreement as appropriate to provide for such adjustments.
(k)
Notwithstanding anything herein to the contrary, no adjustment of the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such Exercise Price; provided, however, that any adjustments which by reason of this Subsection 2.3(k) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Exercise Price made pursuant to this Subsection 2.3 shall be calculated to the nearest cent.

(l)
All Rights originally issued by the Corporation subsequent to any adjustment made to an Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of Common Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(m)
Unless the Corporation shall have exercised its election, as provided in Subsection 2.3(n), upon each adjustment of an Exercise Price as a result of the calculations made in Subsections 2.3(f) and 2.3(h), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Common Shares obtained by:

(i)	multiplying (A) the number of Common Shares covered by a Right immediately prior to such adjustment, by (B) the Exercise Price in effect immediately prior to such adjustment; and
(ii)	dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.
(n)
The Corporation may elect on or after the date of any adjustment of an Exercise Price to adjust the number of Rights, in lieu of any adjustment in the number of Common Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Common Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights obtained by dividing the relevant Exercise Price in effect immediately prior to adjustment of the relevant Exercise Price by the relevant Exercise Price in effect immediately after adjustment of the relevant Exercise Price. The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the relevant Exercise Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 calendar days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Subsection 2.3(n), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date, Rights Certificates evidencing, subject to Section 5.5, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and may bear, at the option of the Corporation, the relevant adjusted Exercise Price and shall be registered in the names of holders of record of Rights Certificates on the record date specified in the public announcement.

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(o)
In any case in which this Section 2.3 shall require that an adjustment in an Exercise Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise over and above the number of Common Shares and other securities of the Corporation, if any, issuable upon such exercise on the basis of the relevant Exercise Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder’s right to receive such additional Common Shares (fractional or otherwise) or other securities upon the occurrence of the event requiring such adjustment.

(p)
Notwithstanding anything in this Section 2.3 to the contrary, the Corporation shall be entitled to make such adjustments in the Exercise Price, in addition to those adjustments expressly required by this Section 2.3, as and to the extent that in its good faith judgment the Board of Directors shall determine to be advisable in order that any:

(i)	subdivision or consolidation of the Common Shares;
(ii)	issuance wholly for cash of any Common Shares at less than the applicable Market Price;
(iii)	issuance wholly for cash of any Common Shares or securities that by their terms are exchangeable for or convertible into or give a right to acquire Common Shares;
(iv)	stock dividends; or
(v)	issuance of rights or warrants referred to in this Section 2.3, hereafter made by the Corporation to holders of its Common Shares, shall not be taxable to such shareholders.
(q)
Irrespective of any adjustment or change in the securities purchasable upon exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to represent the securities so purchasable which were represented in the initial Rights Certificates issued hereunder.

(r)	Whenever an adjustment to the Exercise Price is made pursuant to this Section 2.3, the Corporation shall:
(i)	promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment; and
(ii)	promptly file with the Rights Agent and with the transfer agent for the Common Shares a copy of such certificate and mail a brief summary thereof to each holder of Rights who requests a copy.
Failure to file such certificate or to cause such notice to be given as aforesaid, or any defect therein, shall not affect the validity of any such adjustment or change.
2.4 Date on Which Exercise is Effective
Each Person in whose name any certificate for Common Shares or confirmation in Book Entry Form is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate or entry shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered (together with a duly completed Election to Exercise) and payment of the Exercise Price for such Rights (and any applicable transfer taxes and other governmental charges payable by the exercising Person hereunder) was made; provided, however, that if the date of such surrender and payment is a date upon which the Common Share transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate or entry shall be dated, the next Business Day on which the Common Share transfer books of the Corporation are open.

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2.5 Execution, Authentication, Delivery and Dating of Rights Certificates
Rights will be evidenced, in the case of Rights in Book Entry Form, by a statement issued under the Rights Agent’s direct registration system or, alternatively, if the Corporation determines to issue Rights Certificates, by the following procedures:
(a)
The Rights Certificates shall be executed on behalf of the Corporation by the Chief Executive Officer, President, Chief Financial Officer or Secretary of the Corporation. The signature of any of these officers on the Rights Certificates may be manual or facsimile. Rights Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Corporation shall bind the Corporation, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersignature and delivery of such Rights Certificates.

(b)
Promptly following the Separation Time, the Corporation will notify the Rights Agent of such Separation Time and will deliver Rights Certificates executed by or on behalf of the Corporation to the Rights Agent for countersignature, and the Rights Agent shall countersign (manually or by facsimile signature in a manner satisfactory to the Corporation) and deliver such Rights Certificates to the holders of the Rights pursuant to Section 2.2. No Rights Certificate shall be valid for any purpose until countersigned by the Rights Agent as aforesaid.

(c)	Each Rights Certificate shall be dated the date of countersignature thereof.
2.6 Registration, Transfer and Exchange
(a)
After the Separation Time, the Corporation will cause to be kept a register (the “Rights Register”) in which, subject to such reasonable regulations as it may prescribe, the Corporation will provide for the registration and transfer of Rights. The Rights Agent is hereby appointed registrar for the Rights (the “Rights Registrar”) for the purpose of maintaining the Rights Register for the Corporation and registering Rights and transfers of Rights as herein provided and the Rights Agent hereby accepts such appointment. In the event that the Rights Agent shall cease to be the Rights Registrar, the Rights Agent will have the right to examine the Rights Register at all reasonable times.

(b)
After the Separation Time and prior to the Expiration Time, upon surrender for registration of transfer or exchange of any Rights Certificate, and subject to the provisions of Subsections 2.6(d) and 3.1(b), the Corporation will execute, and the Rights Agent will countersign, deliver and register, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Rights Certificates evidencing the same aggregate number of Rights as did the Rights Certificates so surrendered. Alternatively, in the case of the exercise of Rights in Book Entry Form, the Rights Agent shall provide the holder or the designated transferee or transferees with one or more statements issued under the Rights Agent’s direct registration system evidencing the same aggregate number of Rights as did the direct registration system’s records for the Rights transferred or exchanged.

(c)
All Rights issued upon any registration of transfer or exchange of Rights Certificates shall be valid obligations of the Corporation, and such Rights shall be entitled to the same benefits under this Agreement as the Rights surrendered upon such registration of transfer or exchange.

(d)
Every Rights Certificate surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Corporation or the Rights Agent, as the case may be, duly executed by the holder thereof or such holder’s attorney duly authorized, in writing. As a condition to the issuance of any new Rights Certificate under this Section 2.6, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) in connection therewith.

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2.7 Mutilated, Lost, Stolen and Destroyed Rights Certificates
(a)
If any mutilated Rights Certificate is surrendered to the Rights Agent prior to the Expiration Time, the Corporation shall execute and the Rights Agent shall countersign and deliver in exchange therefor a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so surrendered.

(b)	If there shall be delivered to the Corporation and the Rights Agent prior to the Expiration Time:
(i)	evidence to their reasonable satisfaction of the destruction, loss or theft of any Rights Certificate; and
(ii)	such security or indemnity as may be reasonably required by them to save each of them and any of their agents harmless, then, in the absence of notice to the Corporation or the Rights Agent that such Rights Certificate has been acquired by a bona fide purchaser, the Corporation shall execute and, upon the Corporation’s request the Rights Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Rights Certificate, a new Rights Certificate evidencing the same number of Rights as did the Rights Certificate so destroyed, lost or stolen.
(c)
As a condition to the issuance of any new Rights Certificate under this Section 2.7, the Corporation may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Rights Agent) connected therewith.

(d)
Every new Rights Certificate issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Rights Certificate shall evidence a contractual obligation of the Corporation, whether or not the destroyed, lost or stolen Rights Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Rights duly issued hereunder.

2.8 Persons Deemed Owners
Prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate, or if no certificate evidences the share registration, satisfactory evidence of the associated share registration) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate, or if no certificate evidences the share registration, the Person in whose name the share registration is made) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Voting Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary. As used in this Agreement, unless the context otherwise requires, the term “holder” of any Rights shall mean the registered holder of such Rights (or, prior to the Separation Time, the associated Voting Shares).
2.9 Delivery and Cancellation of Certificates
All Rights Certificates surrendered upon exercise or for redemption, for registration of transfer or exchange shall, if surrendered to any Person other than the Rights Agent, be delivered to the Rights Agent and, in any case, shall be promptly cancelled by the Rights Agent. The Corporation may at any time deliver to the Rights Agent for cancellation any Rights Certificates previously countersigned and delivered hereunder which the Corporation may have acquired in any manner whatsoever, and all Rights Certificates so delivered shall be promptly cancelled by the Rights Agent. No Rights Certificate shall be countersigned in lieu of or in exchange for any Rights Certificates cancelled as provided in this Section 2.9 except as expressly permitted by this Agreement. The Rights Agent shall, subject to applicable law, destroy all cancelled Rights Certificates and deliver a certificate of destruction to the Corporation on request.

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2.10 Agreement of Rights Holders
Every holder of Rights, by accepting such Rights, consents and agrees with the Corporation and the Rights Agent and with every other holder of Rights:
(a)	to be bound by and subject to the provisions of this Agreement, as amended from time to time in accordance with the terms hereof, in respect of all Rights held;
(b)	that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Voting Share;
(c)	that, after the Separation Time, the Rights will be transferable only on the Rights Register as provided herein;
(d)
that, prior to due presentment of a Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate, or if no certificate evidences the share registration, satisfactory evidence of the associated share registration) for registration of transfer, the Corporation, the Rights Agent and any agent of the Corporation or the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Separation Time, the associated Voting Share certificate, or if no certificate evidences the share registration, the Person in whose name the share registration is made) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on such Rights Certificate or the associated Voting Share certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary;

(e)	that such holder of Rights is not entitled to receive any fractional Rights or any fractional Common Shares or other securities upon exercise of a Right (except as provided herein);
(f)
that, without the approval of any holder of Rights or Voting Shares and upon the sole authority of the Board of Directors acting in good faith, this Agreement may be supplemented, amended or restated from time to time as provided herein; and

(g)
that notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation.

2.11 Exclusion of Warranty by Rights Agent
(a)
The Rights Agent shall have no obligation under this Agreement to ensure or verify compliance with any applicable laws or regulatory requirements on the issue, exercise or transfer of any Rights or Common Shares issuable upon the exercise thereof. The Rights Agent shall be entitled to process all proffered transfers and exercises of Rights upon the presumption that such transfers or exercises are permissible pursuant to all applicable laws and regulatory requirements.

(b)
The Rights Agent may assume for the purposes of this Agreement that any address on the Rights Register is the holder’s actual address and is determinative as to residency and that the address of any transferee to whom any Rights are to be registered, as shown on the transfer document, is the transferee’s residency.

(c)
The Rights Agent shall have no obligation to ensure that the legends appearing on the Rights Certificates or Common Shares comply with the regulatory requirements or securities laws of any applicable jurisdiction.

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ARTICLE 3
ADJUSTMENTS TO THE RIGHTS
3.1 Flip-in Event
(a)
Subject to Subsection 3.1(b) and Section 5.1, in the event that prior to the Expiration Time a Flip-in Event occurs, each Right shall thereafter constitute, effective from and after the Close of Business on the tenth Trading Day following the Share Acquisition Date, the right to purchase from the Corporation, upon exercise thereof in accordance with the terms hereof, that number of Common Shares as have an aggregate Market Price on the date of the consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price (such right to be appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if, after such date of consummation or occurrence, an event of a type analogous to any of the events described in Section 2.3 shall have occurred with respect to such Common Shares).

(b)
Notwithstanding anything in this Agreement to the contrary but subject to Section 5.1, upon the occurrence of any Flip-in Event, any Rights that are or were Beneficially Owned on or after the earlier of the Separation Time and the Share Acquisition Date, or which may thereafter be Beneficially Owned, by:

(i)
an Acquiring Person, any Affiliate or Associate of an Acquiring Person, any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person (or any Affiliate or Associate of any such Person so acting jointly and in concert); or

(ii)
a transferee, direct or indirect, of an Acquiring Person, any Affiliate or Associate of an Acquiring Person, any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of an Acquiring Person (or any Affiliate or Associate of any such Person so acting jointly and in concert), in a transfer of Rights occurring subsequent to the Acquiring Person becoming such, shall become null and void without any further action and any holder of such Rights (including any transferee of, or other successor entitled to, such Rights, whether directly or indirectly) shall thereafter have no right to exercise such Rights under any provisions of this Agreement and, further, shall thereafter not have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The holder of any Rights represented by a Rights Certificate which is submitted to the Rights Agent upon exercise or for registration of transfer or exchange which does not contain the necessary certifications set forth in the Rights Certificate establishing that such Rights are not void under this Subsection 3.1(b) shall be deemed to be an Acquiring Person for the purposes of this Subsection 3.1(b) and such Rights shall become null and void.
(c)
Any Rights Certificate that represents Rights Beneficially Owned by a Person described in either of Subsections 3.1(b)(i) or 3.1(b)(ii) or transferred to any Nominee of any such Person, and any Rights Certificate issued upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain or will be deemed to contain the following legend:

“The Rights represented by this Rights Certificate were issued to a Person who was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) or acting jointly or in concert with any of them. This Rights Certificate and the Rights represented hereby shall be void in the circumstances specified in Subsection 3.1(b) of the Rights Agreement.”
The Rights Agent shall not be under any responsibility to ascertain the existence of facts that would require the imposition of such legend but shall be required to impose such legend only if instructed to do so in writing by the Corporation or if a holder fails to certify upon transfer or exchange in the space provided to do so. The issuance of a Rights Certificate without the legend referred to in this Subsection 3.1(c) shall have no effect on the provisions of Subsection 3.1(b).

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(d)
After the Separation Time, the Corporation shall do all such acts and things necessary and within its power to ensure compliance with the provisions of this Section 3.1 including, without limitation, all such acts and things as may be required to satisfy the requirements of the BCBCA, the U.S. Exchange Act, the U.S. Securities Act, the Securities Act (Ontario) and the securities laws or comparable legislation in each of the other provinces and territories of Canada and in any other jurisdiction where the Corporation is subject to such laws and the rules of each Exchange in respect of the issue of Common Shares upon the exercise of Rights in accordance with this Agreement.

3.2 Fiduciary Duties of the Board of Directors
For clarification it is understood that nothing contained in this Article 3 shall be considered to affect the obligations of the Board of Directors to exercise its fiduciary duties. Without limiting the generality of the foregoing, nothing contained herein shall be construed to suggest or imply that the Board of Directors shall not be entitled to recommend that holders of the Voting Shares reject or accept any Take-over Bid or take any other action including, without limitation, the commencement, prosecution, defence or settlement of any litigation and the submission of additional or alternative Take-over Bids or other proposals to the shareholders of the Corporation with respect to any Take-over Bid or otherwise that the Board of Directors believes is necessary or appropriate in the exercise of its fiduciary duties.
ARTICLE 4
THE RIGHTS AGENT
4.1 General
(a)
The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Corporation may from time to time appoint one or more co-rights agents (each, a “Co-Rights Agent”) as it may deem necessary or desirable, subject to the prior approval of the Rights Agent. In the event the Corporation appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and Co-Rights Agents shall be as the Corporation may determine with the approval of the Rights Agent and the Co-Rights Agent. The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonably incurred expenses and other disbursements in the administration and execution of this Agreement and the exercise and performance of its duties hereunder, including the reasonable fees and disbursements of counsel and other experts and advisors consulted by the Rights Agent pursuant to Subsection 4.3(a). The Corporation also agrees to indemnify the Rights Agent and its Affiliates and each of their directors, officers, employees, agents and shareholders for, and to hold each of them harmless against, any loss, liability, cost, claim, action, suit, damage, penalty, demand, levy, disbursement or expense, incurred without gross negligence, bad faith or wilful misconduct on the part of the Rights Agent, which may at any time be suffered by, imposed on, incurred by or asserted against the Rights Agent, whether groundless or otherwise, howsoever arising directly or indirectly for anything done or omitted by the Rights Agent, including for any error of judgment made by it, in connection with the acceptance and administration of this Agreement, including without limitation the costs and expenses of defending against any claim of liability. This right to indemnification will survive the termination of this Agreement or the resignation or removal of the Rights Agent.

(b)
The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon share registration confirmed in writing by the transfer agent of the Corporation, any certificate for Common Shares, Rights Certificate, certificate or other evidence of ownership for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons. The Rights Agent need not investigate any fact or matter stated in any such document, but it may, in its discretion, make such further inquiry or investigation into such facts or matters as it may see fit.

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(c)
The Corporation shall inform the Rights Agent in a reasonably timely manner of events which may materially affect the administration of this Agreement by the Rights Agent and, at any time upon request, shall provide to the Rights Agent an incumbency certificate certifying the then current officers of the Corporation.

(d)
No provision contained in this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur liability in the performance of any of its duties or in the exercise of any of its rights or powers under this Agreement.

4.2 Merger, Amalgamation, Consolidation or Change of Name of Rights Agent
(a)
Any corporation into which the Rights Agent or any successor Rights Agent may be merged or amalgamated or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any corporation succeeding to the shareholder or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 4.5. In case at the time such successor Rights Agent succeeds to the agency created by this Agreement any of the Rights Certificates have been countersigned but not delivered any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates have not been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates will have the full force provided in the Rights Certificates and in this Agreement.

(b)
In case at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

4.3 Duties of Rights Agent
The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Rights Certificates, by their acceptance thereof, shall be bound:
(a)
with prior written consent of the Corporation, the Rights Agent may retain and consult with legal counsel, at the reasonable expense of the Corporation, (who may be legal counsel for the Corporation) and the opinion of such counsel will be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion; the Rights Agent may also, with the prior written consent of the Corporation (such consent not to be unreasonably withheld), and at the expense of the Corporation, consult with such other experts and advisors as the Rights Agent shall consider necessary or appropriate to properly carry out the duties and obligations imposed under this Agreement and the Rights Agent shall be entitled to act and rely, and shall be protected in so acting and relying, in good faith on the advice of any such expert or advisor;

(b)
whenever in the performance of its duties under this Agreement the Rights Agent deems it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking, refraining from taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a Person believed by the Rights Agent to be the Chief Executive Officer, President, Chief Financial Officer or Secretary or Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate will be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate;

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(c)	the Rights Agent will be liable hereunder for its own gross negligence, bad faith or wilful misconduct and that of its officers, directors and employees;
(d)
the Rights Agent will not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the certificates for Common Shares, or the Rights Certificates (except its countersignature thereof which countersignature shall not be construed as a representation or warranty by the Rights Agent as to the validity of this Agreement or the Rights Certificate(s), except the due certification thereof) or be required to verify the same, and all such statements and recitals are and will be deemed to have been made by the Corporation only;

(e)
the Rights Agent will not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Common Share certificate, or Rights Certificate (except its countersignature thereof, which countersignature shall not be construed as a representation or warranty by the Rights Agent as to the validity of this Agreement or the Rights Certificate(s), except the due certification thereof); nor will it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Rights Certificate; nor will it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Subsection 3.1(b)) or any adjustment required under the provisions of Section 2.3, or responsible for the manner, method or amount of any such adjustment, nor will it be responsible for the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights after receipt of the certificate contemplated by Section 2.3 describing any such adjustment or any written notice from the Corporation or any holder that a Person has become an Acquiring Person); nor will it by any act hereunder be deemed to make any representation or warranty as to the authorization of any Common Shares to be issued pursuant to this Agreement or any Rights or as to any Common Shares, when issued, being duly and validly authorized, executed, issued and delivered as fully paid and non-assessable;

(f)
the Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement;

(g)
the Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any individual designated in writing by the Corporation and believed by the Rights Agent to be the Chief Executive Officer, President, Chief Financial Officer or Secretary or Assistant Secretary of the Corporation, and to apply to such individuals for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such individual; it is understood that instructions to the Rights Agent shall, except where circumstances make it impractical or the Rights Agent otherwise agrees, be given in writing (including by email) and, where not in writing, such instructions shall be confirmed in writing (including by email) as soon as reasonably practicable after the giving of such instructions;

(h)
the Rights Agent and any shareholder or director, officer or employee of the Rights Agent may buy, sell or deal in Common Shares, Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement; nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity; and

(i)
the Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, omission, default, neglect or misconduct; provided reasonable care was exercised in the selection and continued employment thereof.

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4.4 Liability
(a)
Notwithstanding any other provision of this Agreement, and whether such losses or damages are foreseeable or unforeseeable, the Rights Agent shall not be liable under any circumstances whatsoever for any (i) breach by any other party of securities law or other rule of any securities regulatory authority, (ii) lost profits or (iii) special, indirect, incidental, consequential, exemplary, aggravated or punitive losses or damages.

(b)
Notwithstanding any other provision of this Agreement, any liability of the Rights Agent shall be limited, in the aggregate, to the aggregate amount of fees paid by the Corporation to the Rights Agent.

4.5 Change of Rights Agent
The Rights Agent may resign and be discharged from its duties under this Agreement by giving 60 days prior written notice (or such lesser notice as is acceptable to the Corporation) to the Corporation, to the transfer agent of Voting Shares and to the holders of the Rights following the Separation Time, all in accordance with Section 5.9 and at the expense of the Corporation. The Corporation may remove the Rights Agent by giving 30 days prior written notice to the Rights Agent, to the transfer agent of the Voting Shares and to the holders of the Rights in accordance with Section 5.9. If the Rights Agent should resign or be removed or otherwise become incapable of acting, the Corporation will appoint a successor to the Rights Agent. If the Corporation fails to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of any Rights (which holder shall, with such notice, submit such holder’s Rights Certificate for inspection of the Corporation), then the holder of any Rights or the predecessor Rights Agent (at the expense of the Corporation) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Corporation or by such a court, must be a corporation incorporated under the laws of Canada or a province thereof and authorized to carry on the business of a trust company in the Province of Ontario. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent, upon receiving all amounts owing to it hereunder (unless otherwise agreed by the Rights Agent), shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Corporation will file notice thereof in writing with the predecessor Rights Agent and the transfer agent of the Voting Shares and mail a notice thereof in writing to the holders of the Rights in accordance with Section 5.9. Failure to give any notice provided for in this Section 4.5, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
4.6 Compliance with Anti-Money Laundering Legislation
The Rights Agent shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Rights Agent reasonably determines that such an act might cause it to be in non-compliance with any sanctions legislation or regulation or applicable anti-money laundering or anti-terrorist legislation, regulation or guidelines. Further, should the Rights Agent reasonably determine at any time that its acting under this Agreement has resulted in it being in non-compliance with any sanctions legislation or regulation or applicable anti-money laundering or anti-terrorist legislation, regulation or guidelines, then it shall have the right to resign on ten days’ written notice to the Corporation; provided: (i) that the Rights Agent’s written notice shall describe the circumstances of such non-compliance to the extent permitted by such sanctions legislation or regulation or applicable anti-money laundering or anti-terrorist legislation, regulation or guidelines; and (ii) that if such circumstances are rectified to the Rights Agent’s satisfaction within such ten day period, then such resignation shall not be effective.
4.7 Privacy Legislation
Each of the parties hereto acknowledges that federal and/or provincial legislation that addresses the protection of individual’s personal information (collectively, “Privacy Laws”) applies to obligations and activities under this Agreement. Despite any other provision of this Agreement, neither party will take or direct any action that would contravene, or cause the other to contravene,

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applicable Privacy Laws. The Corporation will, prior to transferring or causing to be transferred personal information to the Rights Agent, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or will have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws. The Rights Agent will use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws.
ARTICLE 5
MISCELLANEOUS
5.1 Redemption, Waiver, Extension and Termination
(a)
Subject to the prior consent of the holders of Voting Shares or Rights obtained as set forth in Subsections 5.4(a) or 5.4(b), as applicable, the Board of Directors acting in good faith may, at any time prior to the later of the Share Acquisition Date and the Separation Time, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, appropriately adjusted in a manner analogous to the applicable adjustment provided for in Section 2.3 if an event of the type analogous to any of the events described in Section 2.3 shall have occurred (such redemption price being herein referred to as the “Redemption Price”).

(b)
The Board of Directors may waive the application of Section 3.1 in respect of the occurrence of any Flip-in Event if the Board of Directors has determined in good faith, following the Share Acquisition Date and prior to the Separation Time, that a Person became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under this Agreement and, in the event that such a waiver is granted by the Board of Directors, such Share Acquisition Date shall be deemed not to have occurred. Any such waiver pursuant to this Subsection 5.1(b) may only be given on the condition that such Person, within 14 days after the foregoing determination by the Board of Directors or such later date as the Board of Directors may determine (the “Disposition Date”), has reduced its Beneficial Ownership of Voting Shares such that the Person is no longer an Acquiring Person. If the Person remains an Acquiring Person at the Close of Business on the Disposition Date, then the Disposition Date shall be deemed to be the date of occurrence of a further Share Acquisition Date and Section 3.1 shall apply thereto.

(c)
In the event that a Person acquires Voting Shares and/or Convertible Securities pursuant to a Permitted Bid or an Exempt Acquisition referred to in Subsection 5.1(d), then the Board of Directors shall, notwithstanding the provisions of Subsection 5.1(a), immediately upon the consummation of such acquisition and without further formality, be deemed to have elected to redeem the Rights at the Redemption Price.

(d)
The Board of Directors acting in good faith may, prior to the occurrence of the relevant Flip-in Event, upon prior written notice delivered to the Rights Agent, determine to waive the application of Section 3.1 to a Flip-in Event that may occur by reason of a Take-over Bid made by means of a Take-over Bid circular to all holders of record of Voting Shares; provided that, if the Board of Directors waives the application of Section 3.1 to a particular Take-over Bid pursuant to this Subsection 5.1(d), then the Board of Directors shall be deemed to have waived the application of Section 3.1 to any other Take-over Bid made by means of a Take-over Bid circular to all holders of record of Voting Shares prior to the expiry of any Take-over Bid in respect of which a waiver is, or is deemed to have been, granted under this Subsection 5.1(d).

(e)
Subject to the prior consent of the holders of Voting Shares obtained as set forth in Subsection 5.4(b)(i), the Board of Directors may, at any time prior to the occurrence of a Flip-in Event as to which the application of Section 3.1 has not been waived pursuant to this Section 5.1, if such Flip-in Event would occur by reason of an acquisition of Voting Shares and/or Convertible Securities otherwise than pursuant to a Take-over Bid made by means of a Take-over Bid circular to all registered holders of Voting Shares and otherwise than in the circumstances set forth in Subsection 5.1(b), waive the application of Section 3.1 to such Flip-in Event. In such event, the Board of Directors shall extend the Separation Time to a date at least 10 Business Days subsequent to the meeting of shareholders called to approve such waiver.

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(f)
The Board of Directors may, prior to the Close of Business on the tenth Business Day following a Share Acquisition Date or such later Business Day as it may from time to time determine, upon prior written notice delivered to the Rights Agent, waive the application of Section 3.1 to the related Flip-in Event; provided that the Acquiring Person has reduced its Beneficial Ownership of Voting Shares (or has entered into a contractual arrangement with the Corporation, acceptable to the Board of Directors, to do so within 10 days of the date on which such contractual arrangement is entered into or such later date as the Board of Directors may determine) such that, at the time the waiver becomes effective pursuant to this Subsection 5.1(f), such Person is no longer an Acquiring Person. In the event of such a waiver becoming effective prior to the Separation Time, for the purposes of this Agreement, such Flip-in Event shall be deemed not to have occurred.

(g)
Where a Take-over Bid that is not a Permitted Bid or Competing Permitted Bid is withdrawn or otherwise terminated after the Separation Time has occurred and prior to the occurrence of a Flip-in Event, or if the Board of Directors grants a waiver under Subsection 5.1(f) after the Separation Time, then the Board of Directors may elect to redeem all the outstanding Rights at the Redemption Price. Upon the Rights being redeemed pursuant to this Subsection 5.1(g), all of the provisions of this Agreement shall continue to apply as if the Separation Time had not occurred and Rights Certificates representing the number of Rights held by each holder of record of Voting Shares at the Separation Time had not been mailed to each such holder and for all purposes of this Agreement the Separation Time shall be deemed not to have occurred and the Corporation shall be deemed to have issued replacement Rights to the holders of its then outstanding Voting Shares.

(h)
If the Board of Directors is deemed under Subsection 5.1(c) to have elected or elects under Subsections 5.1(a) or 5.1(g) to redeem the Rights, then the right to exercise the Rights will thereupon, without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

(i)
Within 10 Business Days after the Board of Directors is deemed under Subsection 5.1(c) to have elected or elects under Subsection 5.1(a) or 5.1(g) to redeem the Rights, the Corporation shall give notice of redemption to the holders of the then outstanding Rights by mailing such notice to each such holder at his last address as it appears upon the Rights Register or, prior to the Separation Time, on the registry books of the transfer agent for the Voting Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

(j)
The Corporation shall not be obligated to make a payment of the Redemption Price to any holder of Rights unless the holder is entitled to receive at least $10.00 in respect of all Rights held by such holder.

5.2 Expiration
No Person will have any rights pursuant to this Agreement or in respect of any Right after the Expiration Time, except in respect of any right to receive cash, securities or other property which has accrued at the Expiration Time and except as specified in Subsections 4.1(a) and 4.1(b) and except the Rights Agent as specified in Article 4.
5.3 Issuance of New Rights Certificates
Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the number or kind or class of securities purchasable upon exercise of Rights made in accordance with the provisions of this Agreement.
5.4 Supplements and Amendments
(a)
Subject to Subsections 5.4(b) and 5.4(c), the Corporation may from time to time amend, supplement, restate or delete any of the provisions of this Agreement and the Rights; provided that no amendment, supplement, restatement or deletion shall be

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made without the prior consent of the shareholders of the Corporation or holders of the Rights, given as provided in Subsection 5.4(b), except that amendments, supplements, restatements or deletions made for any of the following purposes shall not require such prior approval but shall be subject to subsequent ratification in accordance with Subsection 5.4(b):
(i)	in order to make such changes as are necessary in order to maintain the validity of this Agreement and the Rights as a result of any change in any applicable legislation, regulations or rules; or
(ii)	in order to make such changes as are necessary in order to cure any clerical or typographical error.
Notwithstanding anything in this Section 5.4 to the contrary, no amendment, supplement, restatement or deletion shall be made to the provisions of Article 4 or any other provision specifically relating to the rights or duties of the Rights Agent except with the written concurrence of the Rights Agent thereto.
(b)	Any amendment, supplement, restatement or deletion made by the Board of Directors pursuant to Subsection 5.4(a) shall if made:
(i)
prior to the Separation Time, be submitted to the shareholders of the Corporation at the next meeting of shareholders and the shareholders may, by resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of such amendment, supplement, restatement or deletion, confirm or reject such amendment, supplement, restatement or deletion; or

(ii)
after the Separation Time, be submitted to the holders of Rights at a meeting to be held on a date not later than the date of the next meeting of shareholders of the Corporation and the holders of Rights may, by resolution passed by a majority of the votes cast by the holders of Rights which have not become void pursuant to Subsection 3.1(b) who vote in respect of such amendment, supplement, restatement or deletion, confirm or reject such amendment, supplement, restatement or deletion.

Any amendment, supplement, restatement or deletion pursuant to Subsection 5.4(a) shall be effective from the later of the date of the consent of the holders of Voting Shares or Rights, as applicable, adopting such amendment, supplement, restatement or deletion and the date of approval thereof by each Exchange (except in the case of an amendment, supplement, restatement or deletion referred to in Subsections 5.4(a)(i) or 5.4(a)(ii) which shall be effective from the later of the date of the resolution of the Board of Directors adopting such amendment, supplement, restatement or deletion and the date or approval thereof by each Exchange and shall continue in effect until it ceases to be effective (as in this Subsection 5.4(b) described) and, where such amendment, supplement, restatement or deletion is confirmed, it shall continue in effect in the form so confirmed). If an amendment, supplement, restatement or deletion pursuant to Subsections 5.4(a)(i) or 5.4(a)(ii) is rejected by the shareholders or the holders of Rights or is not submitted to the shareholders or holders of Rights as required, then such amendment, supplement, restatement or deletion shall cease to be effective, as applicable:
(iii)	from and after the termination of the meeting at which it was rejected or to which it should have been but was not submitted;
(iv)	from and after the date of the meeting of holders of Rights that should have been (but was not) held prior to or concurrently with the time of the next meeting of shareholders of the Corporation; or
(v)	from and after the date a meeting of shareholders should have been held pursuant to applicable law but was not held, and no subsequent resolution of the Board of Directors to amend, supplement, restate or delete any provision of this Agreement to substantially the same effect shall be effective until confirmed by the shareholders or holders of Rights, as the case may be.

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(c)
For greater certainty, neither the exercise by the Board of Directors of any power or discretion conferred on it hereunder nor the making by the Board of Directors of any determination or the granting of any waiver it is permitted to make or give hereunder shall constitute an amendment, supplement, restatement or deletion of the provisions of this Agreement or the Rights, for purposes of this Section 5.4 or otherwise.

(d)
Unless otherwise provided herein, the approval, confirmation or consent of the holders of Rights with respect to any matter arising hereunder shall be deemed to have been given if the action requiring such approval, confirmation or consent is authorized by the affirmative votes of the holders of Rights present or represented at and entitled to be voted at a meeting of the holders of Rights and representing a majority of the votes cast in respect thereof. For the purposes hereof, each outstanding Right (other than Rights which are void pursuant to the provisions hereof or which, prior to the Separation Time, are held otherwise than by Independent Shareholders) shall be entitled to one vote, and the procedures for the calling, holding and conduct of the meeting shall be those, as nearly as may be, which are provided in the Corporation’s bylaws and under applicable laws with respect to meetings of shareholders of the Corporation.

(e)
The Corporation shall give notice in writing to the Rights Agent of any amendment, supplement, restatement or deletion to this Agreement pursuant to this Section 5.4 within five Business Days of the date of any such amendment, supplement, restatement or deletion; provided that failure to give such notice, or any defect therein, shall not affect the validity of any such amendment, supplement, restatement or deletion.

5.5 Fractional Rights and Fractional Shares
(a)
The Corporation shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. Any such fractional Right shall be null and void and the Corporation will not have any obligation or liability in respect thereof.

(b)
The Corporation shall not be required to issue fractional Common Shares upon exercise of the Rights or to distribute certificates that evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Corporation shall pay to the registered holder of Rights Certificates at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the Market Price of one Common Share at the date of such exercise.

(c)
The Rights Agent shall have no obligation to make any payments in lieu of issuing fractions of Rights or Common Shares pursuant to Subsections 5.5(a) or 5.5(b), respectively, unless and until the Corporation shall have provided to the Rights Agent the amount of cash to be paid in lieu of issuing such fractional Rights or Common Shares, as the case may be. The Rights Agent shall have no liability or responsibility for any funds until it is in fact received by the Rights Agent. The Rights Agent may hold cash balances constituting part or all of the funds to be disbursed in lieu of issuing fractions of Rights or Common Shares in an interest bearing account pending payment, and the Rights Agent may, but is not obligated to, invest same in the deposit department of a Canadian chartered bank and its Affiliates. The Rights Agent and its Affiliates shall not be liable to account for any profit to the Corporation or to any other person or entity other than at a rate, if any, established from time to time by the Rights Agent and its Affiliates.

5.6 Rights of Action
Subject to the terms of this Agreement, rights of action in respect of this Agreement, other than rights of action vested solely in the Rights Agent, are vested in the respective holders of the Rights; and any holder of any Rights, without the consent of the Rights Agent or of the holder of any other Rights may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise such holder’s Rights in the manner provided in this Agreement and in such

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holder’s Rights Certificate. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.
5.7 Holder of Rights Not Deemed a Shareholder
No holder, as such, of any Rights shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable on the exercise of Rights, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 5.8) or to receive dividends or subscription rights or otherwise, until such Rights shall have been exercised in accordance with the provisions hereof.
5.8 Notice of Proposed Actions
If the Corporation proposes after the Separation Time and prior to the Expiration Time to effect the liquidation, dissolution or winding up of the Corporation or the sale of all or substantially all of the Corporation’s assets, then, in each such case, the Corporation shall give to each holder of a Right, in accordance with Section 5.9, a notice of such proposed action, which shall specify the date on which such liquidation, dissolution, or winding up is to take place, and such notice shall be so given at least 20 Business Days prior to the date of the taking of such proposed action by the Corporation.
5.9 Notices
Notices or demands authorized or required by this Agreement to be given or made to or by the Rights Agent, the holder of any Rights or the Corporation will be sufficiently given or made and shall be deemed to be received if delivered or sent by first-class mail, postage prepaid, or by facsimile machine or other means of electronic or printed telecommunication, charges prepaid and confirmed in writing by mail or delivery, addressed (until another address is filed in writing with the Rights Agent or the Corporation, as applicable), as follows:

(a)	if to the Corporation:

Bausch Health Companies Inc.
St. Elzéar Blvd. West
Laval, Québec H7L 4A8

	Attention:	Seana Carson
	Email address:	seana.carson@bauschhealth.com

(b)	if to the Rights Agent:

TSX Trust Company
301-100 Adelaide Street West
Toronto, Ontario M5H 4H1

	Attention:	Emma McKenzie
	Email address:	emma.mckenzie@tmx.com

(c)
if to the holder of any Rights, to the address of such holder as it appears on the Rights Register or, prior to the Separation Time, on the registry books of the Corporation for the Common Shares. Any notice which is mailed or sent or delivered in the manner provided for herein shall be deemed given and received whether or not the holder receives the notice.

A requirement under this Agreement that a notice, document or other information be given or made in writing may be satisfied by the Corporation or the Rights Agent by providing an electronic notice, document or other information in accordance with applicable laws. An electronic document is deemed to have been received when it enters the information system designated by the addressee or, if the

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notice, document or information is posted on or made available through a generally accessible electronic source, when the addressee receives notice in writing of the availability and location of that electronic notice, document or information or, if such notice is sent electronically, when it enters the information system designated by the addressee.
5.10 Costs of Enforcement
The Corporation agrees that if the Corporation, or any other Person the securities of which are purchasable upon exercise of Rights, fails to fulfil any of its obligations pursuant to this Agreement, then the Corporation or such Person will reimburse the holder of any Rights for the reasonable costs and expenses (including legal fees) incurred by such holder in actions to enforce his rights pursuant to any Rights or this Agreement.
5.11 Regulatory Approvals
Any obligation of the Corporation or action or event contemplated by this Agreement, shall be subject to applicable law and to the receipt of any requisite approval or consent from any governmental or regulatory authority. Without limiting the generality of the foregoing, any issuance or delivery of debt or equity securities (other than non-convertible debt security) of the Corporation upon the exercise of Rights and any amendment to this Agreement shall be subject to the applicable prior consent of each Exchange.
Unless provided with written notice to the contrary, the Rights Agent is entitled to assume that all such necessary consents and approvals have been obtained.
5.12 Declaration as to Non-Canadian and Non-United States Holders
If, upon the advice of outside counsel, any action or event contemplated by this Agreement would require compliance with the securities laws or comparable legislation of a jurisdiction outside Canada and the United States of America, the Board of Directors acting in good faith may take such actions as it may deem appropriate to ensure that such compliance is not required, including without limitation establishing procedures for the issuance to a Canadian resident Fiduciary of Rights or securities issuable on exercise of Rights, the holding thereof in trust for the Persons entitled thereto (but reserving to the Fiduciary or to the Fiduciary and the Corporation, as the Corporation may determine, absolute discretion with respect thereto) and the sale thereof and remittance of the proceeds of such sale, if any, to the Persons entitled thereto. In no event shall the Corporation or the Rights Agent be required to issue or deliver Rights or securities issuable on exercise of Rights to Persons who are citizens, residents or nationals of any jurisdiction other than Canada and any province or territory thereof and of the United States of America and any state thereof in which such issue or delivery would be unlawful without registration of the relevant Persons or securities for such purposes.
5.13 Successors
All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and enure to the benefit of their respective successors and assigns hereunder.
5.14 Benefits of this Agreement
Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the holders of the Rights any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the holders of the Rights.
5.15 Shareholder Reconfirmation
This Agreement must be reconfirmed by a resolution passed by a majority of the votes cast by Independent Shareholders who vote in respect of such reconfirmation at every third annual meeting of the Corporation following the meeting at which this Agreement is confirmed (each such annual meeting, a “Reconfirmation Meeting”). If this Agreement is not so reconfirmed or is not presented for reconfirmation at such Reconfirmation Meeting, then this Agreement and all outstanding Rights shall terminate and be

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void and of no further force and effect on and from the date of termination of the applicable annual meeting; provided that termination shall not occur if a Flip-in Event has occurred (other than a Flip-in Event which has been waived) prior to the date upon which this Agreement would otherwise terminate pursuant to this Section 5.15.
5.16 Determinations and Actions by the Board of Directors
All actions, calculations, interpretations and determinations (including all omissions with respect to the foregoing) which are done or made by the Board of Directors, in good faith:
(a)	may be relied upon by the Rights Agent (and in the case of reliance by the Rights Agent, the good faith of the Board of Directors shall be presumed); and
(b)	shall not subject the Board of Directors to any liability to the holders of the Rights or to any other parties.
5.17 Governing Law and Jurisdiction
This Agreement and the Rights issued hereunder shall be deemed to be a contract made under the laws of the Province of British Columbia and for all purposes will be governed by and construed in accordance with the laws of such province applicable to contracts to be made and performed entirely within such province. To the fullest extent permitted by applicable law, the Corporation and each holder (i) agrees to submit to the exclusive jurisdiction of the Provincial Court of the Province of British Columbia and the appellate courts therefrom for purposes of all suits, actions or proceedings (collectively, “Actions”) arising out of or relating to this Agreement; (ii) waives and agrees not to assert any objection that they may now or hereafter have to the laying of the venue of any such Actions brought in such a court or any claim that any such Actions brought in such a court has been brought in an inconvenient forum; (iii) agrees that service of process or other papers in connection with any such Actions in any manner as may be permitted by applicable law shall be valid and sufficient service thereof; and (iv) agrees that a final and non-appealable judgment in any such Actions shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.
5.18 Language
The parties hereto have required that this Agreement and all documents and notices related thereto or resulting therefrom be drawn up in English.
5.19 Severability
If any term or provision hereof or the application thereof to any circumstance is, in any jurisdiction and to any extent, invalid or unenforceable, such term or provision will be ineffective only to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining terms and provisions hereof or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable.
5.20 Effective Date
This Agreement is effective as of and from the Effective Date. If this Agreement is not confirmed by resolution passed by a majority of the votes cast by the Independent Shareholders who vote in respect of such confirmation at a meeting of shareholders to be held not later than six months from the Effective Date, then this Agreement and all outstanding Rights shall terminate and be void and of no further force and effect on and from the date which is the earlier of (a) the date of termination of the meeting called to consider the confirmation of this Agreement and (b) six months from the Effective Date.

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5.21 Force Majeure
No party shall be liable to the other, or held in breach of this Agreement, if prevented, hindered, or delayed in the performance or observance of any provision contained herein by reason of act of God, riots, terrorism, acts of war, pandemics, epidemics, governmental action or judicial order, earthquakes, or any other similar causes (including, but not limited to, mechanical, electronic or communication interruptions, disruptions or failures). Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of any delay that is excusable under this Section 5.21.
5.22 Time of the Essence
Time shall be of the essence hereof.
5.23 Counterparts
This Agreement may be executed (including by electronic signature) in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts may be delivered in PDF format by email and upon such delivery, shall together constitute one and the same instrument. Each of the parties hereto shall be entitled to rely on delivery of a facsimile or PDF copy of this Agreement and acceptance by each such party of any such facsimile or PDF copy shall be legally effective to create a valid and binding agreement between the parties hereto in accordance with the terms hereof.
(remainder of page intentionally blank)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective the 25th day of August, 2025.

BAUSCH HEALTH COMPANIES INC.		TSX TRUST COMPANY

By:	/s/ Brianna Cetrulo	By:	/s/ Emma McKenzie
Name:	Brianna Cetrulo	Name:	Emma McKenzie
Title:	Director, Legal and Corporate Secretary	Title:	Relationship Manager

By:	/s/ Thomas J. Appio	By:	/s/ Amanda Dellio
Name:	Thomas J. Appio	Name:	Amanda Dellio
Title:	Chief Executive Officer	Title:	Relationship Manager

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SCHEDULE “A”
to an Amended and Restated Shareholder Rights Plan Agreement made as of August 25, 2025, between Bausch Health Companies Inc. and TSX Trust Company
[Form of Rights Certificate]

Certificate No.	Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE CORPORATION, ON THE TERMS SET FORTH IN THE AMENDED AND RESTATED SHAREHOLDER RIGHTS PLAN AGREEMENT. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SUBSECTION 3.1(b) OF SUCH AGREEMENT), RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON, CERTAIN RELATED PARTIES OF AN ACQUIRING PERSON OR A TRANSFEREE OF AN ACQUIRING PERSON OR ANY SUCH RELATED PARTIES WILL BECOME VOID WITHOUT FURTHER ACTION.
Rights Certificate
This certifies that                  is the registered holder of the number of Rights set forth above, each of which entitles the registered holder thereof, subject to the terms, provisions and conditions of the Amended and Restated Shareholder Rights Plan Agreement made as of August 25, 2025, as such agreement may from time to time be amended, restated, varied or replaced (the “Rights Agreement”) between Bausch Health Companies Inc., a corporation established pursuant to the laws of British Columbia, (the “Corporation”) and TSX Trust Company, a trust company existing under the laws of Canada, as Rights Agent (the “Rights Agent”) (which term shall include any successor Rights Agent under the Rights Agreement), to purchase from the Corporation, at any time after the Separation Time and prior to the Expiration Time (as such terms are defined in the Rights Agreement), one fully paid common share of the Corporation (a “Common Share”) at the Exercise Price referred to below, upon presentation and surrender of this Rights Certificate, together with the Form of Election to Exercise appropriately completed and duly executed, to the Rights Agent at its principal office in Toronto, Ontario. Until adjustment thereof in certain events as provided in the Rights Agreement, the Exercise Price shall be equal to three times the Market Price per Common Share (payable in cash, certified cheque or money order payable to the order of the Corporation).
The number of Common Shares which may be purchased for the Exercise Price is subject to adjustment as set forth in the Rights Agreement.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Rights Agent, the Corporation and the holder of the Rights Certificates. By acceptance hereof, the holder is deemed to accept, and agrees to be bound by the terms of the Rights Agreement. Copies of the Rights Agreement are on file at the principal executive offices of the Corporation and are available upon written request.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office of the Rights Agent in Toronto, Ontario may be exchanged for another Rights Certificate or Rights Certificates of like tenor evidencing an aggregate number of Rights equal to the aggregate number of Rights evidenced by the Rights Certificate or Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the registered holder shall be entitled to receive, upon surrender hereof, another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
In certain circumstances described in the Rights Agreement, each Right evidenced hereby may be adjusted so as to entitle the registered holder thereof to purchase or receive securities or shares in the capital of the Corporation other than Common Shares or more or less than one Common Share (or a combination thereof), all as provided in the Rights Agreement.
Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Corporation at a redemption price of $0.00001 per Right subject to adjustment in certain events.

Bausch Health Companies Inc. | A-42

No fractional Common Shares will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Shares or any other securities which may at any time be issuable upon the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any action, or to receive notice of any meeting or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights or otherwise, until the Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
This Rights Certificate shall not be valid for any purpose until it shall have been countersigned by the Rights Agent.
WITNESS the facsimile signature of the proper officers of the Corporation.
Date:

BAUSCH HEALTH COMPANIES INC.

By:

By:

Countersigned:

TSX TRUST COMPANY

By:

Bausch Health Companies Inc. | A-43

FORM OF ELECTION TO EXERCISE
BAUSCH HEALTH COMPANIES INC.
The undersigned hereby irrevocably elects to exercise               whole Rights represented by this Rights Certificate to purchase the Common Shares issuable upon the exercise of such Rights and requests that certificates for such Common Shares be issued in the name of and delivered to:

Rights Certificate No.

Name

Address

City and Province

Social Insurance No. or other taxpayer identification numbers

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Name

Address

City and Province

Social Insurance No. or other taxpayer identification numbers

Date:
Signature

(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)
Written Signature Guaranteed

Signature must be Medallion guaranteed by a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority in the United States or banks and trust companies in the United States.
(To be completed by the holder if true)

Bausch Health Companies Inc. | A-44

The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned, have never been, Beneficially Owned by an Acquiring Person or by an Affiliate or Associate of an Acquiring Person, any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of any such other Person (as such terms are defined in the Rights Agreement).

Signature

NOTICE
In the event that the certifications set forth above in the Form of Election to Exercise and Assignment are not completed, the Corporation shall deem the Beneficial Owner of the Rights represented by this Rights Certificate to be an Acquiring Person (as defined in the Rights Agreement) or an Affiliate or Associate thereof and, accordingly, such Rights shall be null and void.

Bausch Health Companies Inc. | A-45

FORM OF ASSIGNMENT
FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please print name and address of transferee)

the Rights represented by this Rights Certificate, together with all right, title and interest therein.

Date:	Signature:
Written Signature Guaranteed	(Signature must correspond to name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever)

Signature must be Medallion guaranteed by a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority in the United States or banks and trust companies in the United States.
(To be completed by the assignor if true)
The undersigned hereby represents, for the benefit of the Corporation and all holders of Rights and Common Shares, that the Rights evidenced by this Rights Certificate are not and, to the knowledge of the undersigned have never been, Beneficially Owned by an Acquiring Person or by an Affiliate or Associate of an Acquiring Person, any other Person acting jointly or in concert with an Acquiring Person or any Affiliate or Associate of any such other Person (as such terms are defined in the Rights Agreement).

Signature

(Please print name below signature)

NOTICE
In the event that the certifications set forth above in the Form of Election to Exercise and Assignment are not completed, the Corporation shall deem the Beneficial Owner of the Rights represented by this Rights Certificate to be an Acquiring Person (as defined in the Rights Agreement) or an Affiliate or Associate thereof and, accordingly, such Rights shall be null and void.

Bausch Health Companies Inc. | A-46

2150 St. Elzéar Blvd. West
Laval, Quebec H7L 4A8
Canada

(800) 361-1448

www.bauschhealth.com

BAUSCH Health

BAUSCH HEALTH COMPANIES INC.
ATTN: SEANA CARSON
2150 SAINT ELZEAR BLVD. WEST
LAVAL, QUEBEC H7L 4A8
CANADA

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. (Eastern Daylight Time) on October 6, 2025. Have your proxy card in hand when you access the website and then follow the instructions. When voting online, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BHC2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY TELEPHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your instructions up until 11:59 p.m. (Eastern Daylight Time) on October 6, 2025. Have your proxy card in hand when you call and then follow the instructions. When voting by telephone, you may not appoint a person as proxyholder other than the nominees specified in this proxy card.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States. To be effective, your proxy card must be received by Broadridge not later than 11:59 p.m. (Eastern Daylight Time) on October 6, 2025.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77674-S20500

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BAUSCH HEALTH COMPANIES INC.

The Board of Directors recommends you vote FOR proposal 1.

Without limiting the general powers hereby conferred, the undersigned hereby directs the proxyholder to vote the Common Shares represented by this proxy in the manner set forth above.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY. THE COMMON SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, WHERE THE SHAREHOLDER HAS GIVEN A CHOICE, AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR PROPOSAL 1. THE PERSON OR PERSONS APPOINTED UNDER THIS PROXY ARE CONFERRED WITH DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THOSE MATTERS SPECIFIED IN THIS PROXY AND THE NOTICE OF MEETING AND WITH RESPECT TO ANY OTHER MATTERS WHICH MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF WHETHER OR NOT THE AMENDMENT, VARIATION OR OTHER MATTER IS OR IS NOT ROUTINE OR CONTESTED. THIS FORM OF PROXY SHOULD BE READ IN CONJUNCTION WITH THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND MANAGEMENT PROXY CIRCULAR AND PROXY STATEMENT.

The undersigned hereby revokes any prior proxies.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V77675-S20500

BAUSCH HEALTH COMPANIES INC.
INSTRUMENT OF PROXY FOR THE SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD ON TUESDAY, OCTOBER 7, 2025

The undersigned hereby appoints Thomas J. Appio and Seana Carson, or each of them, or instead of either of the foregoing, ____________________, as proxyholder of the undersigned, with full power of substitution, to attend, vote and act for and on behalf of the undersigned at the Special Meeting (the virtual "**Meeting**") of the Shareholders (the "**Shareholders**") of Bausch Health Companies Inc. (the "**Company**") to be held virtually via live audio webcast at www.virtualshareholdermeeting.com/BHC2025SM on October 7, 2025, at 9:00 a.m. (Eastern Daylight Time) and at any adjournment or postponement of the virtual Meeting, and on every ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the virtual Meeting, with authority to vote at the proxyholder's discretion except as otherwise specified on the reverse side.

NOTES:

1. **A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OR COMPANY, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT ON ITS, HIS OR HER BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. THIS RIGHT MAY BE EXERCISED BY INSERTING SUCH PERSON'S NAME IN THE SPACE PROVIDED ABOVE AND SIGNING AND RETURNING THIS FORM OF PROXY IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED BELOW. YOU SHOULD ENSURE THAT THE PERSON YOU HAVE APPOINTED WILL BE ATTENDING THE VIRTUAL MEETING AND HAS YOUR CONTROL NUMBER AND OTHER INFORMATION REQUIRED IN ORDER TO VOTE YOUR COMMON SHARES.**

2. This form of proxy must be dated and executed by the Shareholder (using exactly the same name in which the shares are registered) or by his or her attorney authorized in writing or, if the Shareholder is a corporate body, by a duly authorized officer or attorney thereof. A copy of any such authorization should accompany this form of proxy. Persons signing as executors, administrators, trustees, etc. should so indicate. If the Common Shares are registered in the name of more than one owner, then all these registered owners should sign this form of proxy. If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to the Shareholder by the Company.

3. In order for this form of proxy to be effective, it must be signed and deposited with Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, United States, so that it arrives prior to 11:59 p.m. (Eastern Daylight Time) on October 6, 2025, or, in the case of any adjournment or postponement of the Meeting, not less than 48 hours (excluding Saturdays, Sundays and applicable holidays) prior to the rescheduled Meeting.

Continued and to be signed on reverse side